                                                                    Exhibit 99.1

[LETTERHEAD OF SAN DIEGO GAS & ELECTRIC]
SDGE San Diego Gas & Electric
P.O. BOX 1831 SAN DIEGO, CA 92112-4150 619/696-2000

                            December 9, 1997                             PUC 110
                                                             FILE  NO. x-PUF 000
                                                                   (A.97-05-022)

ADVICE 1060-E
(U 902-E)

Public Utilities Commission of the State of California

San Diego Gas & Electric Company (SDG&E) hereby submits for filing revisions to its electric tariff sheets. The affected tariff sheets are listed on the enclosed Attachment I.

Pursuant to California Public Utilities Commission Decision (D.) 97-09-057, Ordering Paragraph 4, SDG&E hereby transmits for filing, subsequent to the pricing date of this series of Rate Reduction Bonds (RRBs), the initial Fixed Transition Amount (FTA) charges(1) for the series. This Issuance Advice Filing is for the RRB series Rate Reduction Certificates Series 1997-1, class(es) A-1, A-2, A-3, A-4, A-5, A-6, and A-7.

This filing establishes initial FTA charges for rate schedules for residential and small commercial customers. This filing also establishes the Transition Property to be sold to the Transition Property Owner (Special Purpose Entity
(SPE)).

Pursuant to the instruction of the Administrative Law Judge Division, SDG&E also submits, on behalf of itself and on behalf of SDG&E Funding LLC, copies of the UCC-1 Financing Statements relating to the Transition Property, as that term is defined in Public Utilities Code (PU Code) section 840(g), in compliance with PU Code sections 843(b) and 844(c).

Background

In D. 97-09-057, the Commission authorized SDG&E to file Issuance Advice Letters when pricing terms for RRBs have been established. Issuance Advice Letter filings are those in which SDG&E uses the bond sizing methodology and FTA charge formulas found reasonable by the Commission in D. 97-09-057 to establish initial FTA charges for a series of RRBs. Using

----------
(1) After a series of discussions with members of the Legislature and other parties, the utilities agreed to use the term "Trust Transfer Amount"
      (TTA) rather than "FTA" on customers' bills.

Public Utilities Commission
Advice 1060-E
December 9, 1997
Page 2

the methodology approved by the Commission in D. 97-09-057, this filing establishes FTA charges.

Because this series of RRBs is being issued prior to January 1, 1998, to preserve the rate freeze mandated by Assembly Bill 1890, concurrent with the implementation of the FTA charges, the Interim Transition Cost Balancing Account will be reduced by an amount equal to the FTA charges so that total rates remain frozen.

Issuance Information

     Rate Reduction Bond Name:               Rate Reduction Certificates,
                                             Series 1997-1

     Rate Reduction Bond Issuer:             California Infrastructure and
                                             Economic Development Bank
                                             Special Purpose Trust SDG&E-1

     Transition Property Owner (SPE):        SDG&E Funding LLC

     Trustee(s):
     Note Trustee:                           Bankers Trust Company of
                                             California, NA
     Delaware Trustee:                       Bankers Trust (Delaware)
     Certificate Trustee:                    Bankers Trust Company of
                                             California, NA

     Closing Date:                           December 16, 1997

     Bond Rating:
     Moody's                                 Aaa
     S&P                                     AAA
     Fitch                                   AAA

     Face value of Amount Issued:            $658,000,000.00
     Issuance Costs(2):                      $6,850,000.00
     Issuance Costs Approved by
     Infrastructure Bank or STO:             $5,075,000.00
     Issuance Costs as a Percent of
     Amount Issued:                          1.041%

----------
(2) This is an estimate. The actual issuance cost will not be known until after the RRBs have been issued and final invoices have been received. The sum of the issuance costs and the financed transition costs is the amount of RRBs issued, which is fixed at the time of filing of this Issuance Advice Letter. Therefore, any difference between the estimated issuance costs and the actual issuance costs will cause an adjustment to the financed transition costs.

Public Utilities Commission
Advice 1060-E
December 9, 1997
Page 3

     Cumulative Aggregate Cumulative
     Issuance Costs for all Series:          $6,850,000.00
     Transition Costs Financed:              $651,150,000.00
     Coupon Rate(s), Expected Final
     Maturities, and Legal Final Maturities:

                             Coupon       Expected Final         Legal Final
                             Rates         Maturities             Maturities
                         -------------------------------------------------------

     Series 1997-1(3)        6.26%       Not applicable         Not applicable

     Class A-1               5.97%      December 26, 1998     December 26, 2000
     Class A-2               6.04%       March 25, 2000        March 25, 2002
     Class A-3               6.07%       March 25, 2001        March 25, 2003
     Class A-4               6.15%       March 25, 2002        March 25, 2004
     Class A-5               6.19%     September 25, 2003    September 25, 2005
     Class A-6               6.31%     September 25, 2006    September 25, 2008
     Class A-7               6.37%     December 26, 2007     December 26, 2009

     Call Features:                          5% cleanup (optional) of the
                                             initial aggregate principal balance

     California Tax Exempt:                  In the opinion of special counsel,
                                             interest and original issue
                                             discount will be exempt from
                                             California personal income tax, but
                                             not exempt from the California
                                             franchise tax applicable to banks
                                             and corporations.

     Expected Principal Amortization
     Schedule:                               See Attachment II

     Distributions to Investors:             Quarterly

     Annual Servicing Fee as a Percent
     of the Issuance Amount:                 0.25 percent for so long as the FTA
                                             charges are included as a line item
                                             on bills otherwise sent to
                                             customers, 1.50 percent if FTA
                                             charges are not included as a line
                                             item on bills otherwise sent to
                                             customers, but, instead, are billed
                                             separately to customers.

----------
(3) The coupon rate for the series is calculated as the modified duration weighted average of the coupon rates of each class.

Public Utilities Commission
Advice 1060-E
December 9, 1997
Page 4

      Overcollateralization Amount
      for the Series:                        $3,290,000.00, which is 0.50% of
                                             the initial amount issued, to be
                                             collected ratably (equal quarterly
                                             amounts) over the term of the
                                             series

      Equity Contribution to SPE:            $3,290,000.00, which is 0.50% of
                                             the initial amount issued

      Pledges by Issuer of SPE Debt
      Securities and all security therefor:  Not applicable

      Additional Structural Detail:

      The Commission recognized that the structure of the transaction might need to be modified to obtain the desired tax treatment, the desired bond rating, or for other reasons, and provided for such flexibility (D. 97-09-054, pp. 31-32; D. 97-09-057 p. 3). The following minor structural details were determined after D. 97-09-054 and D. 97-09-057 were issued, have been approved by the California Infrastructure and Economic Development Bank, and are reflected in this Issuance Advice Letter.

      1. FTA charge collections in excess of the scheduled principal and interest payments and current administrative costs will be retained (as described in 3., below), rather than being used immediately to pay down additional principal on the RRBs. The FTA charge will be adjusted at least annually to reflect any retained excess FTA charge collections.

      2. The overcollateralization amount will be scheduled to accumulate ratably (equal quarterly amounts) over the expected term of the RRBs, to eventually reach 0.50% of the initial principal amount of the RRBs.

      3. The collection account established at the SPE will consist of four subaccounts; a general subaccount, a reserve subaccount (for retained excess FTA charge collections), an overcollateralization subaccount (for accumulated overcollateralization), and a capital subaccount (for certain equity contributed to the SPE). Retained excess FTA charge collections, accumulated overcollateralization, and the capital subaccount will be available throughout the transaction to satisfy, but not accelerate, scheduled principal and interest payments on the RRBs if the sum of the FTA charge collections and investment earnings are insufficient. To the extent that accumulated overcollateralization or SPE capital is so applied, future FTA charges

Public Utilities Commission
Advice 1060-E
December 9, 1997
Page 5

            will be adjusted and applied to restore the scheduled accumulation of the overcollateralization and to restore the SPE equity.

      These minor structural details do not change the basic nature of the transaction, the nature of the entities involved, the issuer of the RRBs, or the applicability of the statutory provisions underlying the SDG&E Financing Order.

Quarterly Variance Trigger Mechanism

The pro forma Issuance Advice Letter attached to D. 97-09-057 included language to state that each quarter the servicer would compare the actual RRB outstanding balance with the expected RRB outstanding balance, and if the variance was greater than a to-be-specified percentage trigger, a change to the FTA charges would be requested. D. 97-09-057 requires that criteria for the quarterly true-up trigger be established based on input from rating agencies. The rating agencies have determined that the quarterly true-up mechanism is unnecessary for obtaining a AAA rating (the highest possible rating) on the RRBs. Based on this input from rating agencies, SDG&E will not implement the quarterly true-up mechanism.(4)

Confirmation of Ratepayer Benefits

D. 97-09-057 requires SDG&E to demonstrate, using the bond sizing model found reasonable in that decision, that the actual pricing terms of the RRBs result in net present value benefits. Attached to this Advice Filing is a spreadsheet calculation which shows expected net present value benefits of $126 million for this series of RRBs. The net present value benefits calculation is shown in Attachment III.

FTA Charges

Table I below shows the current assumptions for each of the variables used in the FTA charges calculation.

----------
(4) Due to the timing of the issuance or the RRBs, the data necessary for an Annual True-up Mechanism Advice Letter in 1997 will not be available. Thus, the first annual true-up of the FTA charge will occur effective January 1, 1999.

Public Utilities Commission
Advice 1060-E
December 9, 1997
Page 6

------------------------------------------------------------------------------------------------
                                     TABLE I

                          Input Values For FTA Charges

------------------------------------------------------------------------------------------------
                                                                                 Eligible Small
                                                                Residential        Commercial
                                                                 Customers         Customers
------------------------------------------------------------------------------------------------
Monthly kWh sales:
------------------------------------------------------------------------------------------------
  December 1997                                                 137,041,290         38,441,290
------------------------------------------------------------------------------------------------
  January 1998                                                  428,215,484        112,145,032
------------------------------------------------------------------------------------------------
  February 1998                                                 509,180,000        145,024,000
------------------------------------------------------------------------------------------------
  March 1998                                                    478,865,000        145,246,000
------------------------------------------------------------------------------------------------
  April 1998                                                    447,019,000        145,996,000
------------------------------------------------------------------------------------------------
  May 1998                                                      431,560,000        149,636,000
------------------------------------------------------------------------------------------------
  June 1998                                                     445,007,000        157,168,000
------------------------------------------------------------------------------------------------
  July 1998                                                     520,694,000        173,680,000
------------------------------------------------------------------------------------------------
  August 1998                                                   527,888,000        173,413,000
------------------------------------------------------------------------------------------------
  September 1998                                                586,396,000        185,138,000
------------------------------------------------------------------------------------------------
  October 1998                                                  480,773,000        163,229,000
------------------------------------------------------------------------------------------------
  November 1998                                                 473,258,000        154,950,000
------------------------------------------------------------------------------------------------
  December 1998                                                 538,638,000        151,391,000
------------------------------------------------------------------------------------------------
Residential and eligible small commercial bill
charge February 1997(5)                                   11.25 (cents)/kWh  11.87 (cents)/kWh
------------------------------------------------------------------------------------------------
Percent of residential customers' and eligible
small commercial customers' billed amounts
expected to be uncollected                                             0.5%               0.2%
------------------------------------------------------------------------------------------------
Percent of billed amounts collected in current
month                                                                 40.8%              40.8%
------------------------------------------------------------------------------------------------
Percent of billed amounts collected in second
month after billing                                                   48.3%              52.4%
------------------------------------------------------------------------------------------------
Percent of billed amounts collected in third
month after billing                                                    8.7%               6.3%
------------------------------------------------------------------------------------------------
Percent of billed amounts collected in fourth
month after billing                                                    1.5%                .2%
------------------------------------------------------------------------------------------------
Percent of billed amounts collected in fifth
month after billing                                                    0.1%               0.1%
------------------------------------------------------------------------------------------------
Percent of billed amounts collected in sixth
month after billing                                                    0.1%               0.0%
------------------------------------------------------------------------------------------------

----------
(5) SDG&E's June 10, 1996, rates were adjusted on February 1, 1997, in accordance with an authorized adjustment mechanism which is based on fuel prices.

Public Utilities Commission
Advice 1060-E
December 9, 1997
Page 7

--------------------------------------------------------------------------------
                                                                   For Series
--------------------------------------------------------------------------------
Quarterly Overcollateralization amount                               $82,250.00
--------------------------------------------------------------------------------
Quarterly Servicing Fee as percent of outstanding
balance                                                                 0.0625%
--------------------------------------------------------------------------------
Quarterly ongoing transaction expenses                               $31,250.00
--------------------------------------------------------------------------------
Expected outstanding RRB principal balance as of
12/31/98                                                        $592,200,000.00
--------------------------------------------------------------------------------

Table II shows the initial FTA charges calculated for residential and eligible small commercial customers. The FTA calculations are shown in Attachment IV.

--------------------------------------------------------------------------------
                                    TABLE II
--------------------------------------------------------------------------------
Residential Customer FTA Charge                        1.591 (cents)/kWh
--------------------------------------------------------------------------------
Eligible Small Commercial Customer FTA
Charge                                                 1.679 (cents)/kWh
--------------------------------------------------------------------------------

SDG&E's new Rate Schedule FTA which shows FTA charges to be effective December 16, 1997, is included in Attachment I. SDG&E will reflect the applicable FTA rate component in its electric rate schedules when it files Advice Letter 1042-E-C (Cost Separation) in compliance with a resolution to be issued by the Commission on December 16, 1997.

Transition Property

Transition property is the property described in Public Utilities Code ss. 840
(g) relating to the FTA charges set forth herein, including, without limitation, all of the following:

      1) The right, title, and interest in and to the FTA charges set forth herein, as adjusted from time to time.

      2)    The right to be paid the total amounts shown on Attachment V.

      3) The right, title, and interest in and to all revenues, collections, claims, payments, money, or proceeds of or arising from the FTA charges, set forth herein.

      4) All rights to obtain adjustments to the FTA charges under the True-Up Mechanism.

Public Utilities Commission
Advice 1060-E
December 9, 1997
Page 8

These FTA charges, as adjusted from time to time, shall remain in place until the total amounts in Attachment V are paid in full to the owner of the transition property, or its assignee(s).

Copies of UCC-1 Financing Statements

Attached as Attachment VI, SDG&E submits, in compliance with PU Code ss.844 (c), a copy of the UCC-1 Financing Statement filed in connection with the sale of certain Transition Property from San Diego Gas & Electric Company to SDG&E Funding LLC, the original of which will be filed with the California Secretary of State, in connection with the issuance of RRBs pursuant to D. 97-09-055. The attached UCC-1 Financing Statement identifies certain Transition Property as the Collateral therein, and identifies San Diego Gas & Electric Company, as Debtor, SDG&E Funding LLC as Secured Party, and Bankers Trust Company of California, N.A., as Note Trustee, as Assignee of Secured Party.

Attached as Attachment VII, SDG&E submits, in compliance with PU Code ss.843
(b), a copy of the UCC-1 Financing Statement creating a security interest in certain Transition Property, the original of which will be filed with the California Secretary of State in accordance with Chapter 4 (commencing with ss.9401) of Division 9 of the Commercial Code, in connection with the issuance of RRBs pursuant to D. 97-09-055. The attached UCC-1 Financing Statement identifies certain Transition Property as the Collateral therein, and identifies San Diego Gas & Electric Company, as debtor, SDG&E Funding LLC as Secured Party, and Bankers Trust Company of California, N.A., as Note Trustee, as Assignee of Secured Party.

Attached as Attachment VIII, SDG&E submits on behalf of SDG&E Funding LLC, in compliance with PU Code ss.843 (b), a copy of the UCC-1 Financing Statement creating a security interest in certain Transition Property, the original of which will be filed with the California Secretary of State in accordance with Chapter 4 (commencing with ss. 9401) of Division 9 of the Commercial Code, in connection with the issuance of RRBs pursuant to D. 97-09-055. The attached UCC-1 Financing Statement identifies certain Transition Property as the Collateral therein, and identifies SDG&E Funding LLC as Debtor and Bankers Trust Company of California, N.A., as Note Trustee, as Secured Party.

This filing will not increase any rate or charge, cause the withdrawal of service, or conflict with any rate schedule or rule.

Public Utilities Commission
Advice 1060-E
December 9, 1997
Page 9

In accordance with D. 97-09-057, these FTA charges shall be effective on December 16, 1997, which is 5 business days after the date of filing and will continue to be effective, unless they are changed by a subsequent FTA Charge Issuance Advice Letter, or an FTA Charge True-Up Mechanism Advice Letter.

In accordance with Section III, Paragraph G of General Order 96-A, SDG&E is mailing copies of this advice filing to the utilities and interested parties shown on the attached list, and interested parties in A. 97-05-022. Address change requests should be directed to Jennifer Valeri at (619) 696-4011.


/s/ C.R. Swanson
for Lee Schavrien
Regulatory Affairs Director

Attachments

cc:   CPUC, SF - Attn: Paul Clanon, Energy Division
      CPUC, SF - Attn: Elena Schmid, ORA
      CPUC, SF - Attn: Juanita Porter, Energy Division
      CPUC, SF - Attn: Wade McCartney, Energy Division

                    [LETTERHEAD OF SAN DIEGO GAS & ELECTRIC]

Public Utilities Commission           -10-                      December 9, 1997

G.O. 96-A, Sec. III(G)
ADVICE LETTER FILING MAILING LIST
CC: (w/enclosures)
--------------------------------------------------------------------------------

Public Utilities Commission             Duckett & Associates
  Director - ORA                        Equitax
  Thomas Lew - ORA                      Generator Power Systems
  M.Pocta - ORA                         G.E. Goodrich Co
  J. Grieg - ORA                        Graham & James
  M.D. McNamara - ORA                   Great Western Bank
  W. Franklin                           Green, Jerry
  W. Scott  - ORA                       Grossmont District Hospital
California Energy Commission            Grueneich Resource Advocates
  David Mundstock                       Hamilton, Richard
ACWA                                    HMH Resourses
Agland Energy Services                  Hawthorne Power Systems
Aglet Consumer Alliance                 Henwood Energy Services
Andrews & Kurth                         Hunter Industries
Anza Electric Cooperative               Husky Oil
Ater, Wynne, Hewitt, Dodson             Jackson, Tufts, Cole & Black
  & Skerritt (3)                        Jones, Day, Reavis & Pogue
AT&T Global Information                 Kaiser Permanente
Barakat & Chamberlin                    NutraSweet Kelco Co.
Bartle Wells Associates                 Koteen, George
Belson, Steve                           Kyocera America Inc
BETA                                    LSW Engineers
Bonneville Pacific Corp                 Meridan Oil
Boyd Rosene & Associates                Met Life
California Building Industry            Midcon Marketing Corp.
California Edison Utilities Co          Mission Viejo Company
California Manufacturers Assoc          Mock Energy Services
California Submeters                    Monsanto
CalMat Company                          Morrison & Foerster
Children's Hospital                     Naval Facilities Engineering
City of El Cajon                        Onsite Energy
City of Poway                           O'Rourke & Company
City of San Diego                       Pacific Energy
Computer Sciences                       Pacific Gas & Electric
Crossboarder Services                   Poway Unified School District
Dept of The Navy                        Power Heat Savers
Dept of Veteran Affairs                 Recon Research Corp
  Medical Center                        Rohr Inc
Danios, Edward                          Scripps Clinic


Sea World
Sithe Energies
Dan Skurkis Associates
Solar Turbines
Southern California Edison (2)
Southern California Gas Co
Stichler Design Group
Super System
TRW
TURN, Michael Florio
UCAN, Michael Shames
University Energy
Utility Bill Consultants
Utility Cost Management
Utility Specialists
Utili-Tech
Bartle Wells Associates
The Zettl Company
Interested Parties A.97-O5-022

                                   ATTACHMENT

                                        I

                                  ATTACHMENT I

                                  ADVICE 1060-E

Cal. P.U.C.                                                   Canceling Cal.
Sheet No.                         Title of Sheet              P.U.C. Sheet No.
-----------               -----------------------------       ----------------
10583-E                   Schedule FTA                            10103-E

10584-E                   Table of Contents (Continued)           10117-E

10585-E                   Table of Contents                       10202-E

           [LOGO]                         Revised Cal. P.U.C. Sheet No. 10583-E
San Diego Gas & Electric Company
   San Diego, California       Canceling  Original Cal. P.U.C. Sheet No. 10103-E

--------------------------------------------------------------------------------
                                                                    Sheet 1 of 2

                                  SCHEDULE FTA

                             FIXED TRANSITION AMOUNT

APPLICABILITY

This schedule is applicable to all residential and small commercial customers. This schedule is also in effect for all customers that have previously received service on this schedule or Schedule RRB. The rates on this schedule are to be added to the rates from the otherwise applicable schedule(s).

TERRITORY

Within the entire territory served by the utility at any time since December 20, 1995.

RATES

                                                                 $/kWh
  Energy rate, per kWh
    FTA for Residential Rate Schedules .......................   1.591
    FTA for Small Commercial Rate Schedules ..................   1.679

The rates hereunder shall be applied in conjunction with the provisions of Schedule RRB (See Schedule RRB-Rates) and shall continue in effect, as modified pursuant to Special Condition 6 below, until termination of this rate schedule as set forth in Special Condition 9 below.

Franchise Fee Differential:

A Franchise Fee Differential of 1.9% will be applied to the monthly billings calculated under this schedule for all customers within the corporate limits of the City of San Diego. Such Franchise Fee Differential shall be so indicated and added as a separate item to bills rendered to such customers.

SPECIAL CONDITIONS

1. Definitions. The Definitions of principal terms used in this schedule, including "small commercial" described in Public Utilities Code Section 331(h), are found either herein or in Rule 1, Definitions.

2. Name of Charge. The FTA charge may be presented on each bill as the "Trust Transfer Amount".

3. Composition of Rates. The rates shall be comprised of the following components: (a) scheduled debt service on the Rate Reduction Bonds; (b) servicing fees; (c) Bond Trustee fees; (d) overcollateralization; (e) allowances for uncollectibles; and, (f) other ongoing expenses.

4. Rights to Revenues. The rights to the Schedule FTA revenues constitute a "transition property" as defined in the P.U. Code and have been established pursuant to a Financing Order (Decision 97-09-057) issued by the Commission. Concurrent with the effective date of this Rate Schedule, SDG&E has sold such transition property to SDG&E Funding LLC, a Delaware Limited Liability Company. The sale of transition property includes (a) all rights, titles, and interest in all revenues, collections, claims, payments, money, or proceeds of/or arising from or constituting fixed transition amounts that are subject of the financing order, (b) the rights to be paid all such amounts, and (c) the right to seek and obtain adjustment to the rates on this schedule as provided in the financing order. SDG&E has no rights to the transition property, FTA or any amounts payable thereunder other than its rights as servicer under the Servicing Agreement.

                                   (Continued)
--------------------------------------------------------------------------------

                                    Issued by        Date Filed December 9, 1997
Advice Ltr. No.   1060-E         William L. Reed     Effective
Decision No.     97-09-057       Vice President      Resolution No.
                               Regulatory Affairs

           [LOGO]                          Revised Cal. P.U.C. Sheet No. 10584-E
San Diego Gas & Electric Company
   San Diego, California       Canceling   Revised Cal. P.U.C. Sheet No. 10117-E

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                SCHEDULE OF RATES

Schedule
 Number                             Service                Cal. P.U.C. Sheet No.
---------                           -------                ---------------------

                          COMMERCIAL/INDUSTRIAL RATES

A-V3    General Service - Variable Time-of-Use 3 ........... 9596, 10097, 9424-E
                                                                          9425-E
A-V6-C  General Service - Variable Time-of-Use 6-C ......... 9597, 10098, 9048-E
                                                                    9049, 8615-E
NJ      New Job Incentive Rate ............................. 9598, 9051, 10099-E
                                                                    9600, 9128-E
I-2     General Service - Interruptible .................... 9601, 10100, 8623-E
                                                                    8624, 8625-E

I-3     General Service - Interruptible .................... 9603, 9604, 10101-E
                                                              9430, 8630, 9548-E
                                                                          8632-E

                                 LIGHTING RATES

LS-1    Lighting - Street and Highway ......................  9506, 9507, 8635-E
           Utility-Owned Installations ...........................  8636, 8637-E
LS-2    Lighting - Street and Highway ......................  9608, 9609, 8640-E
           Customer-Owned Installations ..........................        8641-E
LS-3    Lighting - Street and Highway
           Customer-Owned Installations ..........................  9610, 4533-E
OL-1    Outdoor Area Lighting Service ............................  9611, 9435-E
DWL     Residential Walkway Lighting .............................  9612, 4537-E

                                  MISCELLANEOUS

PA      Power - Agricultural ..................................... 10102, 8648-E
FTA     Fixed Transmission Amount ............................... 10583, 10104-E
RRB     Rate Reduction Bonds ..........................................  10105-E
PG-QF   Parallel Generation - Cogeneration
          or Power Production ..............................  6314, 6315, 6080-E
S       Standby Service ....................................  9614, 8650, 8651-E
S-I     Standby Service - Interruptible ....................  6084, 6085, 6317-E
SE      Service Establishment Charge .............................   5598,8729-E
RCM     Rate Cap Mechanism .......................................  9615, 9440-E
E-PUC   Surcharge to Fund Public Utilities Commission
          Reimbursement Fee ...........................................   5214-E

                                   (Continued)
--------------------------------------------------------------------------------

                                    Issued by        Date Filed December 9, 1997
Advice Ltr. No.   1060-E         William L. Reed     Effective
Decision No.     97-09-057       Vice President      Resolution No.
                               Regulatory Affairs

           [LOGO]                          Revised Cal. P.U.C. Sheet No. 10585-E
San Diego Gas & Electric Company
   San Diego, California       Canceling   Revised Cal. P.U.C. Sheet No. 10202-E

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

The following sheets contain all the effective rates and rules affecting rates, service and information relating thereto, in effect on the date indicated herein.

                                                           Cal. P.U.C. Sheet No.
                                                           ---------------------

TITLE PAGE .............................................................  4812-E
TABLE OF CONTENTS ..........................  10585, 10116, 10584, 10118, 9745-E
                                                  9126, 9668, 9132, 9683, 8827-E

PRELIMINARY STATEMENT:
   I.  General Information .................................  8274, 8275, 8276-E
  II.  Balancing Accounts ............................ 10466, 8278, 8279, 8280-E
                                            8281, 8282, 8283, 8284, 8285, 8286-E
                                            8287, 8288, 8456, 8975, 9685, 8977-E
                                            8978, 8813, 8979, 8980, 8981, 8982-E
                                            8983, 8815, 8534, 8535, 8536, 8537-E
                                            8984, 8816, 8540, 8541, 8542, 8543-E
                                                8895, 8896, 9638, 10069, 10070-E
                                                                  10467, 10468-E

 III.  Memorandum Accounts ............... 10071, 8324, 8325, 8326, 8327, 8328-E
                                            8442, 8443, 8444, 8845, 8846, 8847-E
                                            8848, 8727, 9372, 9373, 9179, 9722-E
                                            9723, 9724, 9725, 9726, 9727, 9728-E
                                            9729, 9730, 9731, 9732, 9733, 9641-E
                                                      9642, 9643, 10072, 10073-E
  IV.  Performance Based Ratemaking
         (PBR) Base Rate Mechanism .......................... 9749, 8341, 8342-E
                                            8343, 8344, 9750, 8346, 8347, 8348-E
                                            8349, 8350, 8351, 8352, 8353, 8354-E
                                            8355, 8356, 8357, 8358, 8359, 9751-E
                                            8361, 8362, 8363, 8364, 8365, 8366-E

   V.  SONGS 1 Ratemaking Procedure ......................... 8367, 8368, 8369-E
                                            8370, 8371, 8372, 8373, 8374, 8375-E
                                                              8376, 8377, 8378-E

   VI. SONGS 2&3 Ratemaking Procedure ....................... 8954, 8955, 8956-E
                                            8957, 8958, 8959, 8960, 8961, 8962-E
                                                        8963, 8964, 8965, 8966-E

  VII. Miscellaneous ........................................ 9391, 8380, 8381-E
                                            8382, 8383, 8384, 8385, 8843, 8387-E
                                            8388, 8389, 8390, 8391, 8392, 8393-E
                                                  8394, 8395, 8945, 9392, 9393-E

INDEX OF RATE AREA MAPS ...............................................   9134-E
  Map 1 - Territory Served ............................................   5120-E
  Map 1-A - Territory Served ..........................................   4916-E
  Map 1-B - Territory Served ..........................................   7295-E
  Map 1-C - Territory Served ..........................................   9135-E
  Map 1-D - Territory Served ..........................................   9136-E
  Map 2 - Territory Served ............................................   8048-E

                                   (Continued)
--------------------------------------------------------------------------------

                                    Issued by        Date Filed December 9, 1997
Advice Ltr. No.   1060-E         William L. Reed     Effective
Decision No.     97-09-057       Vice President      Resolution No.
                               Regulatory Affairs

                                   ATTACHMENT

                                       II

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 1 of 7

                            Series 1997-1, Class A-1

 Quarterly Date       Principal Payment    Outstanding Principal
 --------------       -----------------    ---------------------

       12/25/97                      $0              $65,800,000
        3/25/98              $3,167,828              $62,632,172
        6/25/98             $18,699,490              $43,932,681
        9/25/98             $20,442,921              $23,489,760
       12/25/98             $23,489,760                       $0
        3/25/99                      $0                       $0
        6/25/99                      $0                       $0
        9/25/99                      $0                       $0
       12/25/99                      $0                       $0
        3/25/00                      $0                       $0
        6/25/00                      $0                       $0
        9/25/00                      $0                       $0
       12/25/00                      $0                       $0
        3/25/01                      $0                       $0
        6/25/01                      $0                       $0
        9/25/01                      $0                       $0
       12/25/01                      $0                       $0
        3/25/02                      $0                       $0
        6/25/02                      $0                       $0
        9/25/02                      $0                       $0
       12/25/02                      $0                       $0
        3/25/03                      $0                       $0
        6/25/03                      $0                       $0
        9/25/03                      $0                       $0
       12/25/03                      $0                       $0
        3/25/04                      $0                       $0
        6/25/04                      $0                       $0
        9/25/04                      $0                       $0
       12/25/04                      $0                       $0
        3/25/05                      $0                       $0
        6/25/05                      $0                       $0
        9/25/05                      $0                       $0
       12/25/05                      $0                       $0
        3/25/06                      $0                       $0
        6/25/06                      $0                       $0
        9/25/06                      $0                       $0
       12/25/06                      $0                       $0
        3/25/07                      $0                       $0
        6/25/07                      $0                       $0
        9/25/07                      $0                       $0
       12/25/07                      $0                       $0

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 2 of 7

                            Series 1997-1, Class A-2

 Quarterly Date       Principal Payment    Outstanding Principal
 --------------       -----------------    ---------------------

       12/25/97                      $0              $82,639,254
        3/25/98                      $0              $82,639,254
        6/25/98                      $0              $82,639,254
        9/25/98                      $0              $82,639,254
       12/25/98                      $0              $82,639,254
        3/25/99             $19,638,521              $63,000,733
        6/25/99             $13,974,960              $49,025,774
        9/25/99             $14,949,504              $34,076,270
       12/25/99             $17,237,016              $16,839,254
        3/25/00              $6,839,254                       $0
        6/25/00                      $0                       $0
        9/25/00                      $0                       $0
       12/25/00                      $0                       $0
        3/25/01                      $0                       $0
        6/25/01                      $0                       $0
        9/25/01                      $0                       $0
       12/25/01                      $0                       $0
        3/25/02                      $0                       $0
        6/25/02                      $0                       $0
        9/25/02                      $0                       $0
       12/25/02                      $0                       $0
        3/25/03                      $0                       $0
        6/25/03                      $0                       $0
        9/25/03                      $0                       $0
       12/25/03                      $0                       $0
        3/25/04                      $0                       $0
        6/25/04                      $0                       $0
        9/25/04                      $0                       $0
       12/25/04                      $0                       $0
        3/25/05                      $0                       $0
        6/25/05                      $0                       $0
        9/25/05                      $0                       $0
       12/25/05                      $0                       $0
        3/25/06                      $0                       $0
        6/25/06                      $0                       $0
        9/25/06                      $0                       $0
       12/25/06                      $0                       $0
        3/25/07                      $0                       $0
        6/25/07                      $0                       $0
        9/25/07                      $0                       $0
       12/25/07                      $0                       $0

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 3 of 7

                            Series 1997-1, Class A-3

 Quarterly Date       Principal Payment    Outstanding Principal
 --------------       -----------------    ---------------------

       12/25/97                      $0              $66,230,948
        3/25/98                      $0              $66,230,948
        6/25/98                      $0              $66,230,948
        9/25/98                      $0              $66,230,948
       12/25/98                      $0              $66,230,948
        3/25/99                      $0              $66,230,948
        6/25/99                      $0              $66,230,948
        9/25/99                      $0              $66,230,948
       12/25/99                      $0              $66,230,948
        3/25/00                      $0              $66,230,948
        6/25/00             $14,879,573              $51,351,375
        9/25/00             $15,899,319              $35,452,056
       12/25/00             $18,181,854              $17,270,202
        3/25/01             $17,270,202                       $0
        6/25/01                      $0                       $0
        9/25/01                      $0                       $0
       12/25/01                      $0                       $0
        3/25/02                      $0                       $0
        6/25/02                      $0                       $0
        9/25/02                      $0                       $0
       12/25/02                      $0                       $0
        3/25/03                      $0                       $0
        6/25/03                      $0                       $0
        9/25/03                      $0                       $0
       12/25/03                      $0                       $0
        3/25/04                      $0                       $0
        6/25/04                      $0                       $0
        9/25/04                      $0                       $0
       12/25/04                      $0                       $0
        3/25/05                      $0                       $0
        6/25/05                      $0                       $0
        9/25/05                      $0                       $0
       12/25/05                      $0                       $0
        3/25/06                      $0                       $0
        6/25/06                      $0                       $0
        9/25/06                      $0                       $0
       12/25/06                      $0                       $0
        3/25/07                      $0                       $0
        6/25/07                      $0                       $0
        9/25/07                      $0                       $0
       12/25/07                      $0                       $0

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 4 of 7

                            Series 1997-1, Class A-4

 Quarterly Date       Principal Payment    Outstanding Principal
 --------------       -----------------    ---------------------

       12/25/97                      $0              $65,671,451
        3/25/98                      $0              $65,671,451
        6/25/98                      $0              $65,671,451
        9/25/98                      $0              $65,671,451
       12/25/98                      $0              $65,671,451
        3/25/99                      $0              $65,671,451
        6/25/99                      $0              $65,671,451
        9/25/99                      $0              $65,671,451
       12/25/99                      $0              $65,671,451
        3/25/00                      $0              $65,671,451
        6/25/00                      $0              $65,671,451
        9/25/00                      $0              $65,671,451
       12/25/00                      $0              $65,671,451
        3/25/01                      $0              $65,671,451
        6/25/01             $14,793,748              $50,877,703
        9/25/01             $15,774,870              $35,102,832
       12/25/01             $17,961,179              $17,141,653
        3/25/02             $17,141,653                       $0
        6/25/02                      $0                       $0
        9/25/02                      $0                       $0
       12/25/02                      $0                       $0
        3/25/03                      $0                       $0
        6/25/03                      $0                       $0
        9/25/03                      $0                       $0
       12/25/03                      $0                       $0
        3/25/04                      $0                       $0
        6/25/04                      $0                       $0
        9/25/04                      $0                       $0
       12/25/04                      $0                       $0
        3/25/05                      $0                       $0
        6/25/05                      $0                       $0
        9/25/05                      $0                       $0
       12/25/05                      $0                       $0
        3/25/06                      $0                       $0
        6/25/06                      $0                       $0
        9/25/06                      $0                       $0
       12/25/06                      $0                       $0
        3/25/07                      $0                       $0
        6/25/07                      $0                       $0
        9/25/07                      $0                       $0
       12/25/07                      $0                       $0

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 5 of 7

                            Series 1997-1, Class A-5

 Quarterly Date       Principal Payment    Outstanding Principal
 --------------       -----------------    ---------------------

       12/25/97                      $0              $96,537,839
        3/25/98                      $0              $96,537,839
        6/25/98                      $0              $96,537,839
        9/25/98                      $0              $96,537,839
       12/25/98                      $0              $96,537,839
        3/25/99                      $0              $96,537,839
        6/25/99                      $0              $96,537,839
        9/25/99                      $0              $96,537,839
       12/25/99                      $0              $96,537,839
        3/25/00                      $0              $96,537,839
        6/25/00                      $0              $96,537,839
        9/25/00                      $0              $96,537,839
       12/25/00                      $0              $96,537,839
        3/25/01                      $0              $96,537,839
        6/25/01                      $0              $96,537,839
        9/25/01                      $0              $96,537,839
       12/25/01                      $0              $96,537,839
        3/25/02                      $0              $96,537,839
        6/25/02             $14,849,639              $81,688,200
        9/25/02             $15,837,257              $65,850,944
       12/25/02             $17,971,452              $47,879,492
        3/25/03             $17,133,294              $30,746,198
        6/25/03             $14,883,706              $15,862,492
        9/25/03             $15,862,492                       $0
       12/25/03                      $0                       $0
        3/25/04                      $0                       $0
        6/25/04                      $0                       $0
        9/25/04                      $0                       $0
       12/25/04                      $0                       $0
        3/25/05                      $0                       $0
        6/25/05                      $0                       $0
        9/25/05                      $0                       $0
       12/25/05                      $0                       $0
        3/25/06                      $0                       $0
        6/25/06                      $0                       $0
        9/25/06                      $0                       $0
       12/25/06                      $0                       $0
        3/25/07                      $0                       $0
        6/25/07                      $0                       $0
        9/25/07                      $0                       $0
       12/25/07                      $0                       $0

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 6 of 7

                            Series 1997-1, Class A-6

 Quarterly Date       Principal Payment    Outstanding Principal
 --------------       -----------------    ---------------------

       12/25/97                      $0             $197,584,137
        3/25/98                      $0             $197,584,137
        6/25/98                      $0             $197,584,137
        9/25/98                      $0             $197,584,137
       12/25/98                      $0             $197,584,137
        3/25/99                      $0             $197,584,137
        6/25/99                      $0             $197,584,137
        9/25/99                      $0             $197,584,137
       12/25/99                      $0             $197,584,137
        3/25/00                      $0             $197,584,137
        6/25/00                      $0             $197,584,137
        9/25/00                      $0             $197,584,137
       12/25/00                      $0             $197,584,137
        3/25/01                      $0             $197,584,137
        6/25/01                      $0             $197,584,137
        9/25/01                      $0             $197,584,137
       12/25/01                      $0             $197,584,137
        3/25/02                      $0             $197,584,137
        6/25/02                      $0             $197,584,137
        9/25/02                      $0             $197,584,137
       12/25/02                      $0             $197,584,137
        3/25/03                      $0             $197,584,137
        6/25/03                      $0             $197,584,137
        9/25/03                      $0             $197,584,137
       12/25/03             $17,920,508             $179,663,629
        3/25/04             $17,104,093             $162,559,536
        6/25/04             $14,949,476             $147,610,060
        9/25/04             $15,892,255             $131,717,805
       12/25/04             $17,854,176             $113,863,629
        3/25/05             $17,058,958              $96,804,671
        6/25/05             $15,012,585              $81,792,086
        9/25/05             $15,926,779              $65,865,307
       12/25/05             $17,801,678              $48,063,629
        3/25/06             $17,032,302              $31,031,327
        6/25/06             $15,076,039              $15,955,288
        9/25/06             $15,955,288                       $0
       12/25/06                      $0                       $0
        3/25/07                      $0                       $0
        6/25/07                      $0                       $0
        9/25/07                      $0                       $0
       12/25/07                      $0                       $0

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 7 of 7

                            Series 1997-1, Class A-7

 Quarterly Date       Principal Payment    Outstanding Principal
 --------------       -----------------    ---------------------

       12/25/97                      $0              $83,536,371
        3/25/98                      $0              $83,536,371
        6/25/98                      $0              $83,536,371
        9/25/98                      $0              $83,536,371
       12/25/98                      $0              $83,536,371
        3/25/99                      $0              $83,536,371
        6/25/99                      $0              $83,536,371
        9/25/99                      $0              $83,536,371
       12/25/99                      $0              $83,536,371
        3/25/00                      $0              $83,536,371
        6/25/00                      $0              $83,536,371
        9/25/00                      $0              $83,536,371
       12/25/00                      $0              $83,536,371
        3/25/01                      $0              $83,536,371
        6/25/01                      $0              $83,536,371
        9/25/01                      $0              $83,536,371
       12/25/01                      $0              $83,536,371
        3/25/02                      $0              $83,536,371
        6/25/02                      $0              $83,536,371
        9/25/02                      $0              $83,536,371
       12/25/02                      $0              $83,536,371
        3/25/03                      $0              $83,536,371
        6/25/03                      $0              $83,536,371
        9/25/03                      $0              $83,536,371
       12/25/03                      $0              $83,536,371
        3/25/04                      $0              $83,536,371
        6/25/04                      $0              $83,536,371
        9/25/04                      $0              $83,536,371
       12/25/04                      $0              $83,536,371
        3/25/05                      $0              $83,536,371
        6/25/05                      $0              $83,536,371
        9/25/05                      $0              $83,536,371
       12/25/05                      $0              $83,536,371
        3/25/06                      $0              $83,536,371
        6/25/06                      $0              $83,536,371
        9/25/06                      $0              $83,536,371
       12/25/06             $17,736,371              $65,800,000
        3/25/07             $17,146,502              $48,653,498
        6/25/07             $15,450,913              $33,202,585
        9/25/07             $16,316,052              $16,886,533
       12/25/07             $16,886,533                       $0

                                   ATTACHMENT

                                       III

                        San Diego Gas & Electric Company           Advice 1060-E
                                                                     Page 1 of 8

   RATE REDUCTION BONDS -- SIZING CALCULATIONS
   INPUT PAGE
   ($ in millions)

 1 Target revenue reduction, 1-1-1998 - 3-31-2002:

 2                                                                    1998       1999      2000       2001       2002
                                                                      ----       ----      ----       ----       ----
 3 Annual revenue reduction with 10% rate reduction                   $ 92       $ 94      $ 95       $ 97       $ 25
 4 Total revenue reduction                                           $ 402

 5

 6                                                                 3/31/98    6/30/98   9/30/98   12/31/98    3/31/99    6/30/99
                                                                 -----------------------------------------------------------------
 7 Quarterly revenue reduction with 10% rate reduction                $ 23       $ 23      $ 23       $ 23       $ 23       $ 23
 8 Total revenue reduction                                           $ 402


 6                                                                 9/30/99     12/31/99    3/31/00    6/30/00    9/30/00    12/31/00

                                                                 -------------------------------------------------------------------


 7 Quarterly revenue reduction with 10% rate reduction                $ 23         $ 23       $ 24       $ 24       $ 24        $ 24

 8 Total revenue reduction


 6                                                                 3/31/01    6/30/01     9/30/01     12/31/01    3/31/02
                                                                 --------------------------------------------------------
 7 Quarterly revenue reduction with 10% rate reduction                $ 24       $ 24        $ 24         $ 24       $ 25
 8 Total revenue reduction

 9
10 Transition cost amortization without debt financing:
11

12     Amortization period                                               4 years              1 quarter(s)
13     Number of amortization periods                                   17 quarters
14
15     Annual authorized pretax transition cost return               9.52%
16
17     Franchise fees & uncollectibles                             2.2537%
18
19 Transition cost amortization with debt financing:
20
21     Amortization period                                              10 years              0 quarters
22     Number of amortization periods                                   40 quarters
23
24                                                                  Annual            Quarterly
                                                                    ------            ---------
25     Interest (pre-tax carrying cost)                              6.26%                1.57%   (percentage of outstanding
26                                                                                                     principal balance)
27     Refundable costs/fees                                         0.25%                0.06%   (percentage of outstanding
28                                                                                                     principal balance)
29     Non-refundable costs/fees                                   $ 0.125               $ 0.03   (fixed dollar amount)
30
31     Annual authorized pre-tax rate of return                     13.61%
32
33     Rate reduction bond type                                          2 (Constant-principal)
34    (Enter 1 for mortgage-style, 2 for constant-principal)
35
36     Overcollateralization Percentage                              0.50% (percentage of original principal)
37
38     Overcollateralization Amount                                 $  3.3
39
40     Bond issuance expenses                                      $  6.85
41
42 Transition cost amounts financed:
43                                                               Net assets          Financed Taxes
                                                                 ----------          --------------
44     Generic Asset                                                 $ 386                $ 265
45                                                               ----------          --------------
46     Total Net Assets plus Financed Taxes                          $ 651

                        San Diego Gas & Electric Company           Advice 1060-E
                                                                     Page 2 of 8

   RATE REDUCTION BONDS -- SIZING CALCULATIONS
   17-QUARTER AMORTIZATION CASE
   ($ in millions)

   Assumptions  17-quarter amortization
                9.52% pre-tax carrying cost

 1                                                         12/31/97   3/31/98     6/30/98       9/30/98        12/31/98     3/31/99

                                                           -------------------------------------------------------------------------


 2 Rate-Base Balances
 3
 4 EOY Transition Cost-Rate Base Balance                      386        --          --            --             295          --

 5 Annual Transition Cost-Rate Base Depreciation                         --          --            --              91          --

 6 Average Transition Cost-Rate Base Balance                             --          --            --             340          --

 7 Annual Pre-tax Return on Average Balance                              --          --            --              32          --

 8
 9
10 Financed Taxes
11
12 EOY Financed Taxes Balance                                 265        --          --            --             203          --

13 Annual Financed Taxes Amortization                                    --          --            --              62          --

14
15
16 Quarterly Revenue Requirement, 17-quarter Amortization
17
18 Transition Cost-Rate Base Depreciation (ln 5 - 4)                       23          23            23            23            23

19 Pre-tax Return on Transition Cost-Rate Base (ln 7 - 4)                   8           8             8             8             6

20 Financed Tax (ln 13- 4)                                                 16          16            16            16            16

                                                           -------------------------------------------------------------------------

21 Subtotal (ln 18 - ln 19 - ln 20)                                        46          46            46            46            44

22 Franchise Fee                0.065                                       1           1             1             1             1

                                                           -------------------------------------------------------------------------

23 Total Revenue Requirement 1/1/1998 - 3/31/2002                          47          47            47            47            45

                                                           =========================================================================

                               0.0025


 1                                                              6/30/99       9/30/99       12/31/99      3/31/00       6/30/00
                                                                -----------------------------------------------------------------
 2 Rate-Base Balances
 3
 4 EOY Transition Cost-Rate Base Balance                           --            --             204          --            --
 5 Annual Transition Cost-Rate Base Depreciation                   --            --              91          --            --
 6 Average Transition Cost-Rate Base Balance                       --            --             250          --            --
 7 Annual Pre-tax Return on Average Balance                        --            --              24          --            --
 8
 9
10 Financed Taxes
11
12 EOY Financed Taxes Balance                                      --            --             140          --            --
13 Annual Financed Taxes Amortization                              --            --              62          --            --
14
15
16 Quarterly Revenue Requirement, 17-quarter Amortization
17
18 Transition Cost-Rate Base Depreciation (ln 5 - 4)                 23            23            23            23            23
19 Pre-tax Return on Transition Cost-Rate Base (ln 7 - 4)             6             6             6             4             4
20 Financed Tax (ln 13 - 4)                                          16            16            16            16            16
                                                                -----------------------------------------------------------------
21 Subtotal (ln 18 - ln 19 - ln 20)                                  44            44            44            42            42
22 Franchise Fee                0.065                                 1             1             1             1             1
                                                                -----------------------------------------------------------------
23 Total Revenue Requirement 1/1/1998 - 3/31/2002                    45            45            45            43            43
                                                                =================================================================
                               0.0025


 1                                                               9/30/00       12/31/00      3/31/01       6/30/01       9/30/01
                                                                ------------------------------------------------------------------
 2 Rate-Base Balances
 3
 4 EOY Transition Cost-Rate Base Balance                            --             113          --            --            --
 5 Annual Transition Cost-Rate Base Depreciation                    --              91          --            --            --
 6 Average Transition Cost-Rate Base Balance                        --             159          --            --            --
 7 Annual Pre-tax Return on Average Balance                         --              15          --            --            --
 8
 9
10 Financed Taxes
11
12 EOY Financed Taxes Balance                                       --              78          --            --            --
13 Annual Financed Taxes Amortization                               --              62          --            --            --
14
15
16 Quarterly Revenue Requirement, 17-quarter Amortization
17
18 Transition Cost-Rate Base Depreciation (ln 5 - 4)                  23            23            23            23            23
19 Pre-tax Return on Transition Cost-Rate Base (ln 7 - 4)              4             4             2             2             2
20 Financed Tax (ln 13 - 4)                                           16            16            16            16            16
                                                                ------------------------------------------------------------------
21 Subtotal (ln 18 - ln 19 - ln 20)                                   42            42            40            40            40
22 Franchise Fee                0.065                                  1             1             1             1             1
                                                                ------------------------------------------------------------------
23 Total Revenue Requirement 1/1/1998 3/31/2002                       43            43            41            41            41
                                                                ==================================================================
                               0.0025


 1                                                              12/31/01        3/31/02
                                                                -----------------------
 2 Rate-Base Balances
 3
 4 EOY Transition Cost-Rate Base Balance                             23             0
 5 Annual Transition Cost-Rate Base Depreciation                     91            21
 6 Average Transition Cost-Rate Base Balance                         68            11
 7 Annual Pre-tax Return on Average Balance                           6             1
 8
 9
10 Financed Taxes
11
12 EOY Financed Taxes Balance                                        16             0
13 Annual Financed Taxes Amortization                                62            16
14
15
16 Quarterly Revenue Requirement, 17-quarter Amortization
17
18 Transition Cost-Rate Base Depreciation (ln 5 - 4)                 23            23
19 Pre-tax Return on Transition Cost-Rate Base (ln 7 - 4)             2             1
20 Financed Tax (ln 13 - 4)                                          16            16
                                                                -----------------------
21 Subtotal (ln 18 - ln 19 - ln 20)                                  40            39
22 Franchise Fee                0.065                                 1             1
                                                                -----------------------
23 Total Revenue Requirement 1/1/1998 3/31/2002                      41            40
                                                                =======================
                               0.0025

                        San Diego Gas & Electric Company           Advice 1060-E
                                                                     Page 3 of 8

   RATE REDUCTION BONDS -- SIZING CALCULATIONS
   BOND-ISSUANCE CASE
   ($ in millions)

   Assumptions  10-year amortization
                6.26% pre-tax carrying cost

 1                                                     12/31/97   3/31/98       6/30/98       9/30/98      12/31/98        3/31/99

                                                      ------------------------------------------------------------------------------


 2 Debt Service
 3
 4 Principal Payment       sum of payments = 5          658 MM      16.5          16.5          16.5          16.5           16.5

 5 Interest Payment                                                 10.3          10.0           9.8           9.5            9.3

 6 Refundable Ongoing Costs/Fees                                     0.4           0.4           0.4           0.4            0.4

 7 Non-refundable Ongoing Costs/Fees                                 0.0           0.0           0.0           0.0            0.0

 8 Overcollateralization                                             0.1           0.1           0.1           0.1            0.1

                                                                 -------------------------------------------------------------------

 9 Quarterly Total Debt Service & Fees                              27.2          26.9          26.7          26.4           26.1

                                                                 ===================================================================

10

11 Refundable Ongoing Costs/Fees Credit
12
13 Quarterly Total Refundable Ongoing Costs/Fees Credit               (0)           (0)           (0)           (0)            (0)

14 Overcollateralization Refund                                     --            --            --            --             --

15
16 Financed Taxes Carrying Cost Credit
17
18 EOQ Balance of Financed Taxes                        265          259           252           245           219            232

19 Financed Taxes Amortization (reduce per ln 1)                       7             7             7             7              7

20 Average Balance of Financed Taxes                                --            --            --             242           --

21 Carrying Cost on Balance of Financed Taxes                       --            --            --            9.52%          --

22 Annual Financed Taxes Carrying Cost Credit                       --            --            --             (24)          --

23 Quarterly Finance            0.065                                 (6)           (6)           (6)           (6)            (5)

24
25 Quarterly Revenue           0.0025
26
27 Principal Payment (ln 4)                                           16            16            16            16             16

28 Interest Payment (ln 5)                                            10            10            10            10              9

29 Total Ongoing Costs Fees (ln 6 - ln 7)                              0             0             0             0              0

30 Refundable Ongoing Costs/Fees Credit (ln 13)                       (0)           (0)           (0)           (0)            (0)

31 Total Overcollateralization (ln 8 - ln 14)                          0             0             0             0              0

32 Financed Taxes Carrying Cost Credit (ln 23)                        (6)           (6)           (6)           (6)            (5)

                                                                 -------------------------------------------------------------------

33 Subtotal (ln 27 + ln 28 + ln 29 + ln 30 - ln 31 - ln 32)           21            21            20            20             20

34 Franchise Fees & Uncollectibles                                     0             0             0             0              0

                                                                 -------------------------------------------------------------------

35 Total Revenue Requirement 12/31/98 - 12-31-02                      21            21            21            21             21

                                                                 ===================================================================



 1                                                                6/30/99       9/30/99      12/31/99        3/31/00       6/30/00

                                                                 -------------------------------------------------------------------


 2 Debt Service
 3
 4 Principal Payment       sum of payments = 5                      16.5          16.5          16.5           16.5          16.5

 5 Interest Payment                                                  9.0           8.8           8.5            8.2           8.0

 6 Refundable Ongoing Costs/Fees                                     0.4           0.3           0.3            0.3           0.3

 7 Non-refundable Ongoing Costs/Fees                                 0.0           0.0           0.0            0.0           0.0

 8 Overcollateralization                                             0.1           0.1           0.1            0.1           0.1

                                                                 -------------------------------------------------------------------

 9 Quarterly Total Debt Service & Fees                              25.9          25.6          25.3           25.0          24.8

                                                                 ===================================================================

10

11 Refundable Ongoing Costs/Fees Credit
12
13 Quarterly Total Refundable Ongoing Costs/Fees Credit               (0)           (0)           (0)            (0)           (0)

14 Overcollateralization Refund                                     --            --            --             --            --

15
16 Financed Taxes Carrying Cost Credit
17
18 EOQ Balance of Financed Taxes                                     226           219           212            206           199

19 Financed Taxes Amortization (reduce per ln 1)                       7             7             7              7             7

20 Average Balance of Financed Taxes                                --            --             226           --            --

21 Carrying Cost on Balance of Financed Taxes                       --            --            9.52%          --            --

22 Annual Financed Taxes Carrying Cost Credit                       --            --             (21)          --            --

23 Quarterly Finance            0.065                                 (5)           (5)           (5)            (5)           (5)

24
25 Quarterly Revenue           0.0025
26
27 Principal Payment (ln 4)                                           16            16            16             16            16

28 Interest Payment (ln 5)                                             9             9             8              8             8

29 Total Ongoing Costs Fees (ln 6 - ln 7)                              0             0             0              0             0

30 Refundable Ongoing Costs/Fees Credit (ln 13)                       (0)           (0)           (0)            (0)           (0)

31 Total Overcollateralization (ln 8 - ln 14)                          0             0             0              0             0

32 Financed Taxes Carrying Cost Credit (ln 23)                        (5)           (5)           (5)            (5)           (5)

                                                                 -------------------------------------------------------------------

33 Subtotal (ln 27 + ln 28 + ln 29 + ln 30 - ln 31 - ln 32)           20            20            20             20            20

34 Franchise Fees & Uncollectibles                                     0             0             0              0             0

                                                                 -------------------------------------------------------------------

35 Total Revenue Requirement 12/31/98 - 12-31-02                      21            20            20             21            20

                                                                 ===================================================================



 1                                                           9/30/00      12/31/00        3/31/01     6/30/01    9/30/01   12/31/01
                                                            -----------------------------------------------------------------------
 2 Debt Service
 3
 4 Principal Payment       sum of payments = 5                 16.5          16.5           16.5        16.5       16.5       16.5
 5 Interest Payment                                             7.7           7.5            7.2         7.0        6.7        6.4
 6 Refundable Ongoing Costs/Fees                                0.3           0.3            0.3         0.3        0.3        0.3
 7 Non-refundable Ongoing Costs/Fees                            0.0           0.0            0.0         0.0        0.0        0.0
 8 Overcollateralization                                        0.1           0.1            0.1         0.1        0.1        0.1
                                                            -----------------------------------------------------------------------
 9 Quarterly Total Debt Service & Fees                         24.5          24.2           24.0        23.7       23.4       23.2
                                                            =======================================================================
10
11 Refundable Ongoing Costs/Fees Credit
12
13 Quarterly Total Refundable Ongoing Costs/Fees Credit          (0)           (0)            (0)         (0)        (0)        (0)
14 Overcollateralization Refund                                --            --             --          --         --         --
15
16 Financed Taxes Carrying Cost Credit
17
18 EOQ Balance of Financed Taxes                                192           186            179         172        166        159
19 Financed Taxes Amortization (reduce per ln 1)                  7             7              7           7          7          7
20 Average Balance of Financed Taxes                           --             199           --          --         --          172
21 Carrying Cost on Balance of Financed Taxes                  --            9.52%          --          --         --         9.52%
22 Annual Financed Taxes Carrying Cost Credit                  --             (19)          --          --         --          (16)
23 Quarterly Finance            0.065                            (5)           (5)            (4)         (4)        (4)        (4)
24
25 Quarterly Revenue           0.0025
26
27 Principal Payment (ln 4)                                      16            16             16          16         16         16
28 Interest Payment (ln 5)                                        8             7              7           7          7          6
29 Total Ongoing Costs Fees (ln 6 - ln 7)                         0             0              0           0          0          0
30 Refundable Ongoing Costs/Fees Credit (ln 13)                  (0)           (0)            (0)         (0)        (0)        (0)
31 Total Overcollateralization (ln 8 - ln 14)                     0             0              0           0          0          0
32 Financed Taxes Carrying Cost Credit (ln 23)                   (5)           (5)            (4)         (4)        (4)        (4)
                                                            -----------------------------------------------------------------------
33 Subtotal (ln 27 + ln 28 + ln 29 + ln 30 - ln 31 - ln 32)      20            19             20          19         19         19
34 Franchise Fees & Uncollectibles                                0             0              0           0          0          0
                                                            -----------------------------------------------------------------------
35 Total Revenue Requirement 12-31-98 - 12-31-02                 20            20             20          20         20         19
                                                            =======================================================================

                        San Diego Gas & Electric Company           Advice 1060-E
                                                                     Page 4 of 8

   RATE REDUCTION BONDS -- SIZING CALCULATIONS
   BOND-ISSUANCE CASE
   ($ in millions)

   Assumptions  10-year amortization
                6.26% pre-tax carrying cost

 1                                                                         3/31/02    6/30/02    9/30/02    12/31/02    3/31/03
                                                                        ---------------------------------------------------------
 2 Debt Service
 3
 4 Principal Payment          sum of payments = 5                 658        16.5       16.5       16.5        16.5       16.5
 5 Interest Payment                                                           6.2        5.9        5.7         5.4        5.1
 6 Refundable Ongoing Costs/Fees                                              0.2        0.2        0.2         0.2        0.2
 7 Non-refundable Ongoing Costs/Fees                                          0.0        0.0        0.0         0.0        0.0
 8 Overcollateralization                                                      0.1        0.1        0.1         0.1        0.1
                                                                        ---------------------------------------------------------
 9 Quarterly Total Debt Service & Fees                                       22.9       22.6       22.4        22.1       21.8
                                                                        =========================================================
10
11 Refundable Ongoing Costs/Fees Credit
12
13 Quarterly Total Refundable Ongoing Costs/Fees Credit                        (0)        (0)        (0)         (0)        (0)
14 Overcollateralization Refund                                              --          --         --         --          --
15
16 Financed Taxes Carrying Cost Credit
17
18 EOQ Balance of Financed Taxes                                              151        146        139         133        126
19 Financed Taxes Amortization (reduce per ln 1)                                7          7          7           7          7
20 Average Balance of Financed Taxes                                          156        --         --          143        --
21 Carrying Cost on Balance of Financed Taxes                                9.52%       --         --        13.61%       --
22 Annual Financed Taxes Carrying Cost Credit                                  (4)       --         --          (15)       --
23 Quarterly Finance                 0.065                                     (4)        (5)        (5)         (5)        (4)
24
25 Quarterly Revenue                0.0025
26
27 Principal Payment (ln 4)                                                    16         16         16          16         16
28 Interest Payment (ln 5)                                                      6          6          6           5          5
29 Total Ongoing Costs Fees (ln 6 - ln 7)                                       0          0          0           0          0
30 Refundable Ongoing Costs/Fees Credit (ln 13)                                (0)        (0)        (0)         (0)        (0)
31 Total Overcollateralization (ln 8 - ln 14)                                   0          0          0           0          0
32 Financed Taxes Carrying Cost Credit (ln 23)                                 (4)        (5)        (5)         (5)        (4)
                                                                        ---------------------------------------------------------
33 Subtotal (ln 27 + ln 28 + ln 29 + ln 30 - ln 31 - ln 32)                    19         18         17          17         18
34 Franchise Fees & Uncollectibles                                              0          0          0           0          0
                                                                        ---------------------------------------------------------
35 Total Revenue Requirement 12/31/98 - 12-31-07                               19         18         18          18         18
                                                                        =========================================================


 1                                                                6/30/03    9/30/03    12/31/03    3/31/04    6/30/04    9/30/04
                                                                  ----------------------------------------------------------------
 2 Debt Service
 3
 4 Principal Payment          sum of payments = 5                   16.5       16.5        16.5       16.5       16.5       16.5
 5 Interest Payment                                                  4.9        4.6         4.4        4.1        3.9        3.6
 6 Refundable Ongoing Costs/Fees                                     0.2        0.2         0.2        0.2        0.2        0.1
 7 Non-refundable Ongoing Costs/Fees                                 0.0        0.0         0.0        0.0        0.0        0.0
 8 Overcollateralization                                             0.1        0.1         0.1        0.1        0.1        0.1
                                                                  ----------------------------------------------------------------
 9 Quarterly Total Debt Service & Fees                              21.6       21.3        21.0       20.8       20.5       20.2
                                                                  ================================================================
10
11 Refundable Ongoing Costs/Fees Credit
12
13 Quarterly Total Refundable Ongoing Costs/Fees Credit               (0)        (0)         (0)        (0)        (0)        (0)
14 Overcollateralization Refund                                      --         --          --         --         --         --
15
16 Financed Taxes Carrying Cost Credit
17
18 EOQ Balance of Financed Taxes                                     119        113         106        100         93         86
19 Financed Taxes Amortization (reduce per ln 1)                       7          7           7          7          7          7
20 Average Balance of Financed Taxes                                 --         --          119        --         --         --
21 Carrying Cost on Balance of Financed Taxes                        --         --        13.61%       --         --         --
22 Annual Financed Taxes Carrying Cost Credit                        --         --          (16)       --         --         --
23 Quarterly Finance                 0.065                            (4)        (4)         (4)        (3)        (3)        (3)
24
25 Quarterly Revenue                0.0025
26
27 Principal Payment (ln 4)                                           16         16          16         16         16         16
28 Interest Payment (ln 5)                                             5          5           4          4          4          4
29 Total Ongoing Costs Fees (ln 6 - ln 7)                              0          0           0          0          0          0
30 Refundable Ongoing Costs/Fees Credit (ln 13)                       (0)        (0)         (0)        (0)        (0)        (0)
31 Total Overcollateralization (ln 8 - ln 14)                          0          0           0          0          0          0
32 Financed Taxes Carrying Cost Credit (ln 23)                        (4)        (4)         (4)        (3)        (3)        (3)
                                                                  ----------------------------------------------------------------
33 Subtotal (ln 27 + ln 28 + ln 29 + ln 30 - ln 31 - ln 32)           17         17          17         18         17         17
34 Franchise Fees & Uncollectibles                                     0          0           0          0          0          0
                                                                  ----------------------------------------------------------------
35 Total Revenue Requirement 12/31/98 - 12-31-07                      18         18          17         18         18         17
                                                                  ================================================================


 1                                                                12/31/04     3/31/05    6/30/05    9/30/05   12/31/05     3/31/06
                                                                  -----------------------------------------------------------------
 2 Debt Service
 3
 4 Principal Payment          sum of payments = 5                     16.5       16.5       16.5       16.5        16.5       16.5
 5 Interest Payment                                                    3.3        3.1        2.8        2.6         2.3        2.1
 6 Refundable Ongoing Costs/Fees                                       0.1        0.1        0.1        0.1         0.1        0.1
 7 Non-refundable Ongoing Costs/Fees                                   0.0        0.0        0.0        0.0         0.0        0.0
 8 Overcollateralization                                               0.1        0.1        0.1        0.1         0.1        0.1
                                                                  -----------------------------------------------------------------
 9 Quarterly Total Debt Service & Fees                                20.0       19.7       19.4       19.2        18.9       18.6
                                                                  =================================================================
10
11 Refundable Ongoing Costs/Fees Credit
12
13 Quarterly Total Refundable Ongoing Costs/Fees Credit                 (0)        (0)        (0)        (0)         (0)        (0)
14 Overcollateralization Refund                                       --          --         --         --         --          --
15
16 Financed Taxes Carrying Cost Credit
17
18 EOQ Balance of Financed Taxes                                        80         73         66         60          53         46
19 Financed Taxes Amortization (reduce per ln 1)                         7          7          7          7           7          7
20 Average Balance of Financed Taxes                                    93        --         --         --           66        --
21 Carrying Cost on Balance of Financed Taxes                        13.61%       --         --         --        13.61%       --
22 Annual Financed Taxes Carrying Cost Credit                          (13)       --         --         --           (9)       --
23 Quarterly Finance                 0.065                              (3)        (2)        (2)        (2)         (2)        (1)
24
25 Quarterly Revenue                0.0025
26
27 Principal Payment (ln 4)                                             16         16         16         16          16         16
28 Interest Payment (ln 5)                                               3          3          3          3           2          2
29 Total Ongoing Costs Fees (ln 6 - ln 7)                                0          0          0          0           0          0
30 Refundable Ongoing Costs/Fees Credit (ln 13)                         (0)        (0)        (0)        (0)         (0)        (0)
31 Total Overcollateralization (ln 8 - ln 14)                            0          0          0          0           0          0
32 Financed Taxes Carrying Cost Credit (ln 23)                          (3)        (2)        (2)        (2)         (2)        (1)
                                                                  -----------------------------------------------------------------
33 Subtotal (ln 27 + ln 28 + ln 29 + ln 30 - ln 31 - ln 32)             17         17         17         17          17         17
34 Franchise Fees & Uncollectibles                                       0          0          0          0           0          0
                                                                  -----------------------------------------------------------------
35 Total Revenue Requirement 12/31/98 - 12-31-07                        17         18         18         17          17         18
                                                                  =================================================================

                        San Diego Gas & Electric Company           Advice 1060-E
                                                                     Page 5 of 8

   RATE REDUCTION BONDS -- SIZING CALCULATIONS
   BOND-ISSUANCE CASE
   ($ in millions)

   Assumptions  10-year amortization
                6.26% pre-tax carrying cost

 1                                                             6/30/06   9/30/06  12/31/06    3/31/07    6/30/07   9/30/07  12/31/07

                                                            ------------------------------------------------------------------------

 2 Debt Service
 3
 4 Principal Payment    sum of payments = $            658       16.5      16.5      16.5       16.5       16.5      16.5      16.5
 5 Interest Payment                                               1.8       1.5       1.3        1.0        0.8       0.5       0.3
 6 Refundable Ongoing Costs/Fees                                  0.1       0.1       0.1        0.0        0.0       0.0       0.0
 7 Non-refundable Ongoing Costs/Fees                              0.0       0.0       0.0        0.0        0.0       0.0       0.0
 8 Overcollateralization                                          0.1       0.1       0.1        0.1        0.1       0.1       0.1
                                                            ------------------------------------------------------------------------

 9 Quarterly Total Debt Service & Fees                           18.4      18.1      17.8       17.6       17.3      17.0      16.7
                                                            ========================================================================

10
11 Refundable Ongoing Costs/Fees Credit
12
13 Quarterly Total Refundable Ongoing Costs/Fees Credit            (0)       (0)       (0)        (0)        (0)       (0)       (0)

14 Overcollateralization Refund                                  --        --        --         --         --        --          (3)

15
16 Financed Taxes Carrying Cost Credit
17
18 EOQ Balance of Financed Taxes                                   40        33        27         20         13         7         0
19 Financed Taxes Amortization (reduce per ln 1)                    7         7         7          7          7         7         7
20 Average Balance of Financed Taxes                             --        --          40       --         --        --          13
21 Carrying Cost on Balance of Financed Taxes                    --        --       13.61%      --         --        --       13.61%

22 Annual Financed Taxes Carrying Cost Credit                    --        --          (5)      --         --        --          (2)

23 Quarterly Finance           0.065                               (1)       (1)       (1)        (0)        (0)       (0)       (0)

24
25 Quarterly Revenue          0.0025
26
27 Principal Payment (ln 4)                                        16        16        16         16         16        16        16
28 Interest Payment (ln 5)                                          2         2         1          1          1         1         0
29 Total Ongoing Costs Fees (ln 6 - ln 7)                           0         0         0          0          0         0         0
30 Refundable Ongoing Costs/Fees Credit (ln 13)                    (0)       (0)       (0)        (0)        (0)       (0)       (0)

31 Total Overcollateralization (ln 8 - ln 14)                       0         0         0          0          0         0        (3)

32 Financed Taxes Carrying Cost Credit (ln 23)                     (1)       (1)       (1)        (0)        (0)       (0)       (0)

                                                            ------------------------------------------------------------------------

33 Subtotal (ln 27 + ln 28 + ln 29 + ln 30 - ln 31 - ln 32)        17        17        16         17         17        17        13
34 Franchise Fees & Uncollectibles                                  0         0         0          0          0         0         0
                                                            ------------------------------------------------------------------------

35 Total Revenue Requirement 12/31/98 - 12-31-07                   17        17        17         18         17        17        13
                                                            ========================================================================


                        San Diego Gas & Electric Company           Advice 1060-E
                                                                     Page 6 of 8

   RATE REDUCTION BONDS -- SIZING CALCULATIONS
   REVENUE REQUIREMENT DIFFERENCES
   ($ millions)

 1                                                                 12/31/97   3/31/98   6/30/98   9/30/98   12/31/98   3/31/99
                                                                  --------------------------------------------------------------
 2 Revenue Requirement Difference
 3
 4 Revenue Requirement, 17-quarter Transition Cost Amortization                   47        47        47        47         45
 5 Revenue Requirement RRBs                                                      (21)      (21)      (21)      (21)       (21)
                                                                  --------------------------------------------------------------
 6     Subtotal Calculated Difference                                             26        26        27        27         24
 7 Timing Adjustment                                                              (3)       (3)       (4)       (4)        (1)
                                                                  --------------------------------------------------------------
 8     Difference                                                                 23        23        23        23         23
                                                                  ==============================================================


 1                                                                6/30/99   9/30/99   12/31/99   3/31/00   6/30/00   9/30/00
                                                                  ------------------------------------------------------------
 2 Revenue Requirement Difference
 3
 4 Revenue Requirement, 17-quarter Transition Cost Amortization       45        45        45         43        43        43
 5 Revenue Requirement RRBs                                          (21)      (20)      (20)       (21)      (20)      (20)
                                                                  ------------------------------------------------------------
 6     Subtotal Calculated Difference                                 25        25        25         23        23        23
 7 Timing Adjustment                                                  (1)       (1)       (2)         1         1         1
                                                                  ------------------------------------------------------------
 8     Difference                                                     23        23        23         24        24        24
                                                                  ============================================================


 1                                                                12/31/00   3/31/01   6/30/01   9/30/01   12/31/01
                                                                  -------------------------------------------------
 2 Revenue Requirement Difference
 3
 4 Revenue Requirement, 17-quarter Transition Cost Amortization       43         41        41        41        41
 5 Revenue Requirement RRBs                                          (20)       (20)      (20)      (20)      (19)
                                                                  -------------------------------------------------
 6     Subtotal Calculated Difference                                 23         21        21        21        22
 7 Timing Adjustment                                                   1          4         3         3         3
                                                                  -------------------------------------------------
 8     Difference                                                     24         24        24        24        24
                                                                  =================================================

 9
10 Sizing Calculation
11
12 Total Calculated Difference 1/1/1998 - 3-31-2002 (ln 6)           $ 402 (Model iterates on amount financed on page 1,
13                                                                            line 42 until this figure equals total target revenue
14 Proceeds on Bonds Issued                                          $ 651    reduction on page 1, line 8)
15 Bond Issuance Expense                                               $ 7
                                                                     -----
16 Face Value of Bonds Issued                                        $ 658
17
18 Customer Benefits Calculation
19
20 NPV of Quarterly                       0.065                      $ 126
21 Annual Discount Rate                          10.0%
22 Quarterly Discount                    0.0025  2.5%

                        San Diego Gas & Electric Company           Advice 1060-E
                                                                     Page 7 of 8

   RATE REDUCTION BONDS -- SIZING CALCULATIONS
   REVENUE REQUIREMENT DIFFERENCES
   ($ millions)

 1                                                                       3/31/02    6/30/02    9/30/02   12/31/02    3/31/03
                                                                      --------------------------------------------------------
 2 Revenue Requirement Difference
 3
 4 Revenue Requirement, 17-quarter Transition Cost Amortization              40       --         --         --         --
 5 Revenue Requirement RRBs                                                 (19)       (18)       (18)       (18)       (18)
                                                                      --------------------------------------------------------
 6     Subtotal Calculated Difference                                        21        (18)       (18)       (18)       (18)
 7 Timing Adjustment                                                          4       --         --         --         --
                                                                      --------------------------------------------------------
 8     Difference                                                            25        (18)       (18)       (18)       (18)
                                                                      ========================================================


 1                                                                    6/30/03    9/30/03   12/31/03    3/31/04    6/30/04    9/30/04

                                                                      --------------------------------------------------------------


 2 Revenue Requirement Difference
 3
 4 Revenue Requirement, 17-quarter Transition Cost Amortization         --         --         --         --         --         --

 5 Revenue Requirement RRBs                                              (18)       (18)       (17)       (18)       (18)       (17)

                                                                      --------------------------------------------------------
 6     Subtotal Calculated Difference                                    (18)       (18)       (17)       (18)       (18)       (17)

 7 Timing Adjustment                                                    --         --         --         --         --         --

                                                                      --------------------------------------------------------
 8     Difference                                                        (18)       (18)       (17)       (18)       (18)       (17)

                                                                      ========================================================


 1                                                                 12/31/04    3/31/05    6/30/05    9/30/05   12/31/05    3/31/06
                                                                   ---------------------------------------------------------------
 2 Revenue Requirement Difference
 3
 4 Revenue Requirement, 17-quarter Transition Cost Amortization       --         --         --         --         --         --
 5 Revenue Requirement RRBs                                            (17)       (18)       (18)       (17)       (17)       (18)
                                                                   ---------------------------------------------------------------
 6     Subtotal Calculated Difference                                  (17)       (18)       (18)       (17)       (17)       (18)
 7 Timing Adjustment                                                  --         --         --         --         --         --
                                                                   ---------------------------------------------------------------
 8     Difference                                                      (17)       (18)       (18)       (17)       (17)       (18)
                                                                   ===============================================================

 9
10 Sizing Calculation
11
12 Total Calculated Difference 1/1/1998 - 3-31-2002 (ln 6)
13
14 Proceeds on Bonds Issued
15 Bond Issuance Expense
16 Face Value of Bonds Issued
17
18 Customer Benefits Calculation
19
20 NPV of Quarterly                       0.065
21 Annual Discount Rate                          10.0%
22 Quarterly Discount                    0.0025  2.5%

                        San Diego Gas & Electric Company           Advice 1060-E
                                                                     Page 8 of 8

   RATE REDUCTION BONDS -- SIZING CALCULATIONS
   REVENUE REQUIREMENT DIFFERENCES
   ($ millions)

 1                                                              6/30/06    9/30/06   12/31/06    3/31/07    6/30/07
                                                               ------------------------------------------------------
 2 Revenue Requirement Difference
 3
 4 Revenue Requirement, 17-quarter Transition Cost Amortization   --         --         --         --         --
 5 Revenue Requirement RRBs                                        (17)       (17)       (17)       (18)       (17)
                                                               ------------------------------------------------------
 6     Subtotal Calculated Difference                              (17)       (17)       (17)       (18)       (17)
 7 Timing Adjustment                                              --         --         --         --         --
                                                               ------------------------------------------------------
 8     Difference                                                  (17)       (17)       (17)       (18)       (17)
                                                               ======================================================


 1                                                              9/30/07   12/31/07
                                                               -------------------
 2 Revenue Requirement Difference
 3
 4 Revenue Requirement, 17-quarter Transition Cost Amortization   --         --
 5 Revenue Requirement RRBs                                        (17)       (13)
                                                               -------------------
 6     Subtotal Calculated Difference                              (17)       (13)
 7 Timing Adjustment                                              --         --
                                                               -------------------
 8     Difference                                                  (17)       (13)
                                                               ===================

 9
10 Sizing Calculation
11
12 Total Calculated Difference 1/1/1998 - 3-31-2002 (ln 6)
13
14 Proceeds on Bonds Issued
15 Bond Issuance Expense
16 Face Value of Bonds Issued
17
18 Customer Benefits Calculation
19
20 NPV of Quarterly                       0.065
21 Annual Discount Rate                          10.0%
22 Quarterly Discount                    0.0025  2.5%

                                   ATTACHMENT

                                       IV

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 1 of 6
[ILLEGIBLE]
Electric Utility Transition Property Securitization Analysis
--------------------------------------------------------------------------------
Summary Bond Information

                                                                                                     Beginning   Ending     Expected

                                   Approx.     Benchmark     Spread to  Benchmark  Total   Quarterly  Payment    Payment      Final
Class  Avg. Life     Size         Duration    Description    Treasury     Yield    Yield    Coupons   Window      Window    Maturity

-----  ---------     ----         --------    -----------    --------     -----    -----    -------   ------      ------    --------

    1     0.7691   65,800,000.00    0.73         EDSF            4        5.979%   6.019%    5.970%      3          12      12/25/98

    2     1.7679   82,639,254.00    1.64    5 5/8% of 11-99     41        5.683%   6.093%    6.040%     15          27       3/25/00

    3     2.9178   66,230,948.00    2.61    5 3/4% of 11-00     41        5.713%   6.123%    6.070%     30          39       3/25/01

    4     3.9176   65,671,451.00    3.40    5 7/8% of 11-01     43        5.777%   6.207%    6.150%     42          51       3/25/02

    5     5.1518   96,537,839.00    4.31    5 3/4% of 11-02     49        5.748%   6.238%    6.190%     54          69       9/25/03

    6     7.3851  197,584,137.00    5.76    7 7/8% of 11-04     54        5.823%   6.363%    6.310%     72         105       9/25/06

    7     9.5174   83,536,371.00    6.98    6 1/2% of 10-06     56        5.870%   6.430%    6.370%    108         120      12/25/07

    8                         --
                  --------------
                  658,000,000.00


Summary Tariff Information           Assumptions

-------------------------------
--------------------------------
                                     Overcollateralization building evenly at the per quarter amount of:                   82,250.00

       Residential  Commercial       Overcollateralization Target (in Future Dollars) by End Target Month:              3,290,000.00

       FTA Charge   FTA Charge       Initial Deposit in Equity Account (less 100,000):                                  3,190,000.00

       Forecast     Forecast         Residential Bill Charge:                                                                 0.1125

Years  (cents/kWh)  (cents/kWh)      Commercial Bill Charge:                                                                  0.1187

--------------------------------     Servicing Fee (per quarter):                                                             0.063%

    1      1.59091       1.67859     Trustee and Admin Fees (per quarter):                                                 31,250.00

    2      1.21980       1.28702
    3      1.19451       1.26035     Base Case Collections Account Curves
    4      1.11761       1.17920
    5      1.04932       1.10715                     Residential    Commercial
    6      0.97764       1.03152          30 days         40.80%        40.80%
    7      0.90904       0.95914          60 days         48.30%        52.40%
    8      0.84337       0.88985          90 days          8.70%         6.30%
    9      0.77949       0.82244         120 days          1.50%         0.20%
   10      0.73192       0.77225         150 days          0.10%         0.10%
                                         180 days          0.10%         0.00%

                                     Duration Weighted Coupon            6.26%

                            San Diego Gas & Electric               Advice 1060-E
                             Amortization Schedules                  Page 2 of 6

            --------------------------------------   --------------------------------------   --------------------------------------

                          Class A-1                                 Class A-2                                Class A-3
            --------------------------------------   --------------------------------------   --------------------------------------

Quarterly     Ending                                   Ending                                   Ending
 Payment     Principal    Interest      Principal      Period       Interest     Principal      Period       Interest    Principal
  Dates       Balance     Payment       Payment        Balance      Payment       Payment       Balance      Payment     Payment
            --------------------------------------   --------------------------------------   --------------------------------------

12/25/97    $65,800,000           $0            $0   $82,639,254           $0            $0   $66,230,948           $0            $0

 3/25/98    $62,632,172   $1,080,272    $3,167,828   $82,639,254   $1,372,638            $0   $66,230,948   $1,105,560            $0

 6/25/98    $43,932,681     $934,785   $18,699,490   $82,639,254   $1,247,853            $0   $66,230,948   $1,005,055            $0

 9/25/98    $23,489,760     $655,695   $20,442,921   $82,639,254   $1,247,853            $0   $66,230,948   $1,005,055            $0

12/25/98             $0     $350,585   $23,489,760   $82,639,254   $1,247,853            $0   $66,230,948   $1,005,055            $0

 3/25/99             $0           $0            $0   $63,000,733   $1,247,853   $19,638,521   $66,230,948   $1,005,055            $0

 6/25/99             $0           $0            $0   $49,025,774     $951,311   $13,974,960   $66,230,948   $1,005,055            $0

 9/25/99             $0           $0            $0   $34,076,270     $740,289   $14,949,504   $66,230,948   $1,005,055            $0

12/25/99             $0           $0            $0   $16,839,254     $514,552   $17,237,016   $66,230,948   $1,005,055            $0

 3/25/00             $0           $0            $0            $0     $254,273   $16,839,254   $66,230,948   $1,005,055            $0

 6/25/00             $0           $0            $0            $0           $0            $0   $51,351,375   $1,005,055   $14,879,573

 9/25/00             $0           $0            $0            $0           $0            $0   $35,452,056     $779,257   $15,899,319

12/25/00             $0           $0            $0            $0           $0            $0   $17,270,202     $537,985   $18,181,854

 3/25/01             $0           $0            $0            $0           $0            $0            $0     $262,075   $17,270,202

 6/25/01             $0           $0            $0            $0           $0            $0            $0          $0             $0

 9/25/01             $0           $0            $0            $0           $0            $0            $0          $0             $0

12/25/01             $0           $0            $0            $0           $0            $0            $0          $0             $0

 3/25/02             $0           $0            $0            $0           $0            $0            $0          $0             $0

 6/25/02             $0           $0            $0            $0           $0            $0            $0          $0             $0

 9/25/02             $0           $0            $0            $0           $0            $0            $0          $0             $0

12/25/02             $0           $0            $0            $0           $0            $0            $0          $0             $0

 3/25/03             $0           $0            $0            $0           $0            $0            $0          $0             $0

 6/25/03             $0           $0            $0            $0           $0            $0            $0          $0             $0

 9/25/03             $0           $0            $0            $0           $0            $0            $0          $0             $0

12/25/03             $0           $0            $0            $0           $0            $0            $0          $0             $0

 3/25/04             $0           $0            $0            $0           $0            $0            $0          $0             $0

 6/25/04             $0           $0            $0            $0           $0            $0            $0          $0             $0

 9/25/04             $0           $0            $0            $0           $0            $0            $0          $0             $0

12/25/04             $0           $0            $0            $0           $0            $0            $0          $0             $0

 3/25/05             $0           $0            $0            $0           $0            $0            $0          $0             $0

 6/25/05             $0           $0            $0            $0           $0            $0            $0          $0             $0

 9/25/05             $0           $0            $0            $0           $0            $0            $0          $0             $0

12/25/05             $0           $0            $0            $0           $0            $0            $0          $0             $0

 3/25/06             $0           $0            $0            $0           $0            $0            $0          $0             $0

 6/25/06             $0           $0            $0            $0           $0            $0            $0          $0             $0

 9/25/06             $0           $0            $0            $0           $0            $0            $0          $0             $0

12/25/06             $0           $0            $0            $0           $0            $0            $0          $0             $0

 3/25/07             $0           $0            $0            $0           $0            $0            $0          $0             $0

 6/25/07             $0           $0            $0            $0           $0            $0            $0          $0             $0

 9/25/07             $0           $0            $0            $0           $0            $0            $0          $0             $0

12/25/07             $0           $0            $0            $0           $0            $0            $0          $0             $0


                            San Diego Gas & Electric               Advice 1060-E
                             Amortization Schedules                  Page 3 of 6

            --------------------------------------   --------------------------------------   --------------------------------------

                          Class A-4                                 Class A-5                                Class A-6
            --------------------------------------   --------------------------------------   --------------------------------------

Quarterly     Ending                                   Ending                                   Ending
 Payment      Period      Interest      Principal      Period       Interest     Principal      Period       Interest    Principal
  Dates       Balance     Payment       Payment        Balance      Payment       Payment       Balance      Payment     Payment
            --------------------------------------   --------------------------------------   --------------------------------------

12/25/97    $65,671,451           $0            $0   $96,537,839           $0            $0   $197,584,137          $0            $0

 3/25/98    $65,671,451   $1,110,668            $0   $96,537,839   $1,643,315            $0   $197,584,137  $3,428,579            $0

 6/25/98    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 9/25/98    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

12/25/98    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 3/25/99    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 6/25/99    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 9/25/99    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

12/25/99    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 3/25/00    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 6/25/00    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 9/25/00    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

12/25/00    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 3/25/01    $65,671,451   $1,009,699            $0   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 6/25/01    $50,877,703   $1,009,699   $14,793,748   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 9/25/01    $35,102,832     $782,245   $15,774,870   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

12/25/01    $17,141,653     $539,706   $17,961,179   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 3/25/02             $0     $263,553   $17,141,653   $96,537,839   $1,493,923            $0   $197,584,137  $3,116,890            $0

 6/25/02             $0           $0            $0   $81,688,200   $1,493,923   $14,849,639   $197,584,137  $3,116,890            $0

 9/25/02             $0           $0            $0   $65,850,944   $1,264,125   $15,837,257   $197,584,137  $3,116,890            $0

12/25/03             $0           $0            $0   $47,879,492   $1,019,043   $17,971,452   $197,584,137  $3,116,890            $0

 3/25/03             $0           $0            $0   $30,746,198     $740,935   $17,133,294   $197,584,137  $3,116,890            $0

 6/25/03             $0           $0            $0   $15,862,492     $475,797   $14,883,706   $197,584,137  $3,116,890            $0

 9/25/03             $0           $0            $0            $0     $245,472   $15,862,492   $197,584,137  $3,116,890            $0

12/25/03             $0           $0            $0            $0           $0            $0   $179,663,629  $3,116,890   $17,920,508

 3/25/04             $0           $0            $0            $0           $0            $0   $162,559,536  $2,834,194   $17,104,093

 6/25/04             $0           $0            $0            $0           $0            $0   $147,610,060  $2,564,377   $14,949,476

 9/25/04             $0           $0            $0            $0           $0            $0   $131,717,805  $2,328,549   $15,892,255

12/25/04             $0           $0            $0            $0           $0            $0   $113,863,629  $2,077,848   $17,854,176

 3/25/05             $0           $0            $0            $0           $0            $0    $96,804,671  $1,796,199   $17,058,958

 6/25/05             $0           $0            $0            $0           $0            $0    $81,792,086  $1,527,094   $15,012,585

 9/25/05             $0           $0            $0            $0           $0            $0    $65,865,307  $1,290,270   $15,926,779

12/25/05             $0           $0            $0            $0           $0            $0    $48,063,629  $1,039,025   $17,801,678

 3/25/06             $0           $0            $0            $0           $0            $0    $31,031,327    $758,204   $17,032,302

 6/25/06             $0           $0            $0            $0           $0            $0    $15,955,288    $489,519   $15,076,039

 9/25/06             $0           $0            $0            $0           $0            $0            $0     $251,695   $15,955,288

12/25/06             $0           $0            $0            $0           $0            $0            $0           $0            $0

 3/25/07             $0           $0            $0            $0           $0            $0            $0           $0            $0

 6/25/07             $0           $0            $0            $0           $0            $0            $0           $0            $0

 9/25/07             $0           $0            $0            $0           $0            $0            $0           $0            $0

12/25/07             $0           $0            $0            $0           $0            $0            $0           $0            $0


                            San Diego Gas & Electric               Advice 1060-E
                             Amortization Schedules                  Page 4 of 6


            --------------------------------------   --------------------------------------
                          Class A-7                            Series 1997-1 Total
            --------------------------------------   --------------------------------------
Quarterly     Ending                                   Ending
 Payment      Period      Interest      Principal      Period       Interest     Principal
  Dates       Balance     Payment       Payment        Balance      Payment       Payment
            --------------------------------------   --------------------------------------
12/25/97    $83,536,371           $0            $0   $658,000,000           $0           $0
 3/25/98    $83,536,371   $1,463,348            $0   $654,832,172  $11,204,381   $3,167,828
 6/25/98    $83,536,371   $1,330,317            $0   $636,132,681  $10,138,521  $18,699,490
 9/25/98    $83,536,371   $1,330,317            $0   $615,689,760   $9,859,431  $20,442,921
12/25/98    $83,536,371   $1,330,317            $0   $592,200,000   $9,554,320  $23,489,760
 3/25/99    $83,536,371   $1,330,317            $0   $572,561,479   $9,203,735  $19,638,521
 6/25/99    $83,536,371   $1,330,317            $0   $558,586,520   $8,907,194  $13,974,960
 9/25/99    $83,536,371   $1,330,317            $0   $543,637,016   $8,696,172  $14,949,504
12/25/99    $83,536,371   $1,330,317            $0   $526,400,000   $8,470,434  $17,237,016
 3/25/00    $83,536,371   $1,330,317            $0   $509,560,746   $8,210,155  $16,839,254
 6/25/00    $83,536,371   $1,330,317            $0   $494,681,173   $7,955,883  $14,879,573
 9/25/00    $83,536,371   $1,330,317            $0   $478,781,854   $7,730,085  $15,899,319
12/25/00    $83,536,371   $1,330,317            $0   $460,600,000   $7,488,813  $18,181,854
 3/25/01    $83,536,371   $1,330,317            $0   $443,329,798   $7,212,903  $17,270,202
 6/25/01    $83,536,371   $1,330,317            $0   $428,536,050   $6,950,828  $14,793,748
 9/25/01    $83,536,371   $1,330,317            $0   $412,761,179   $6,723,374  $15,774,870
12/25/01    $83,536,371   $1,330,317            $0   $394,800,000   $6,480,836  $17,961,179
 3/25/02    $83,536,371   $1,330,317            $0   $377,658,347   $6,204,682  $17,141,653
 6/25/02    $83,536,371   $1,330,317            $0   $362,808,708   $5,941,130  $14,849,639
 9/25/02    $83,536,371   $1,330,317            $0   $346,971,452   $5,711,331  $15,837,257
12/25/02    $83,536,371   $1,330,317            $0   $329,000,000   $5,466,250  $17,971,452
 3/25/03    $83,536,371   $1,330,317            $0   $311,866,706   $5,188,142  $17,133,294
 6/25/03    $83,536,371   $1,330,317            $0   $296,983,000   $4,923,004  $14,883,706
 9/25/03    $83,536,371   $1,330,317            $0   $281,120,508   $4,692,679  $15,862,492
12/25/03    $83,536,371   $1,330,317            $0   $263,200,000   $4,447,206  $17,920,508
 3/25/04    $83,536,371   $1,330,317            $0   $246,095,907   $4,164,510  $17,104,093
 6/25/04    $83,536,371   $1,330,317            $0   $231,146,431   $3,894,693  $14,949,476
 9/25/04    $83,536,371   $1,330,317            $0   $215,254,176   $3,658,865  $15,892,255
12/25/04    $83,536,371   $1,330,317            $0   $197,400,000   $3,408,165  $17,854,176
 3/25/05    $83,536,371   $1,330,317            $0   $180,341,042   $3,126,515  $17,058,958
 6/25/05    $83,536,371   $1,330,317            $0   $165,328,457   $2,857,410  $15,012,585
 9/25/05    $83,536,371   $1,330,317            $0   $149,401,678   $2,620,587  $15,926,779
12/25/05    $83,536,371   $1,330,317            $0   $131,600,000   $2,369,342  $17,801,678
 3/25/06    $83,536,371   $1,330,317            $0   $114,567,698   $2,088,520  $17,032,302
 6/25/06    $83,536,371   $1,330,317            $0    $99,491,659   $1,819,836  $15,076,039
 9/25/06    $83,536,371   $1,330,317            $0    $83,536,371   $1,582,011  $15,955,288
12/25/06    $65,800,000   $1,330,317   $17,736,371    $65,800,000   $1,330,317  $17,736,371
 3/25/07    $48,653,498   $1,047,865   $17,146,503    $48,653,498   $1,047,865  $17,146,502
 6/25/07    $33,202,585     $774,807   $15,450,913    $33,202,585     $774,807  $15,450,913
 9/25/07    $16,886,533     $528,751   $16,316,052    $16,886,533     $528,751  $16,316,052
12/25/07             $0     $268,918   $16,886,533             $0     $268,918  $16,886,533

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 5 of 6

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   BOND CASH FLOWS
-----------------------------------------------------------------------------------------------------------------------------
                             RESIDENTIAL               SMALL COMMERCIAL
                         Monthly    Bond Tariff     Monthly    Bond Tariff     Total     Collection   Overcollateralization
                       Consumption     Cents      Consumption     Cents       Monthly      Account        Ending Account
    Dates     Periods  Projected     per Kwatt     Projected    per Kwatt    Revenues     Balance            Balance
                         Kwatt                       Kwatt
-----------------------------------------------------------------------------------------------------------------------------
  12/25/97          0           --                         --           --           $0           $0
   1/25/98          1  137,041,290        1 591    38,441,290        1 679   $1,152,794   $1,152,794                     $0
   2/25/98          2  428,215,484        1 591   112,145,032        1 679   $4,938,714   $6,091,509                     $0
   3/25/98          3  509,180,000        1 591   145,024,000        1 679   $8,805,450  $14,896,959                $82,250
   4/25/98          4  478,865,000        1 591   145,246,000        1 679  $10,036,483  $10,036,483                $82,250
   5/25/98          5  447,019,000        1 591   145,996,000        1 679   $9,825,536  $19,862,019                $82,250
   6/25/98          6  431,560,000        1 591   149,636,000        1 679   $9,498,762  $29,360,781               $164,500
   7/25/98          7  445,007,000        1 591   157,168,000        1 679   $9,506,818   $9,506,818               $164,500
   8/25/98          8  520,694,000        1 591   173,680,000        1 679  $10,256,447  $19,763,265               $164,500
   9/25/98          9  527,888,000        1 591   173,413,000        1 679  $11,050,171  $30,813,435               $246,750
  10/25/98         10  586,396,000        1 591   185,138,000        1 679  $11,688,162  $11,688,162               $246,750
  11/25/98         11  480,773,000        1 591   163,229,000        1 679  $11,433,623  $23,121,785               $246,750
  12/25/98         12  473,258,000        1 591   154,950,000        1 679  $10,420,601  $33,542,386               $329,000
   1/25/99         13  538,638,000        1 591   151,391,000        1 679  $10,536,345  $10,536,345               $329,000
   2/25/99         14  569,607,000        1 220   149,427,000        1 287  $10,049,954  $20,586,300               $329,000
   3/25/99         15  514,706,000        1 220   146,803,000        1 287   $8,739,581  $29,325,881               $411,250
   4/25/99         16  491,629,000        1 220   149,287,000        1 287   $8,130,185   $8,130,185               $411,250
   5/25/99         17  458,668,000        1 220   150,066,000        1 287   $7,765,944  $15,896,128               $411,250
   6/25/99         18  438,930,000        1 220   152,426,000        1 287   $7,457,376  $23,353,505               $493,500
   7/25/99         19  460,092,000        1 220   162,713,000        1 287   $7,475,509   $7,475,509               $493,500
   8/25/99         20  526,247,000        1 220   175,099,000        1 287   $8,037,879  $15,513,387               $493,500
   9/25/99         21  536,886,000        1 220   175,901,000        1 287   $8,594,905  $24,108,292               $575,750
  10/25/99         22  591,640,000        1 220   186,262,000        1 287   $9,073,672   $9,073,672               $575,750
  11/25/99         23  491,815,000        1 220   167,005,000        1 287   $8,892,724  $17,966,396               $575,750
  12/25/99         24  489,014,000        1 220   160,120,000        1 287   $8,194,328  $26,160,724               $658,000
   1/25/00         25  552,740,000        1 220   155,343,000        1 287   $8,313,140   $8,313,140               $658,000
   2/25/00         26  580,488,000        1 195   152,358,000        1 260   $8,675,941  $16,989,081               $658,000
   3/25/00         27  524,531,000        1 195   149,670,000        1 260   $8,502,829  $25,491,910               $740,250
   4/25/00         28  500,991,000        1 195   152,190,000        1 260   $8,082,359   $8,082,359               $740,250
   5/25/00         29  467,035,000        1 195   153,170,000        1 260   $7,745,851  $15,828,210               $740,250
   6/25/00         30  446,958,000        1 195   155,566,000        1 260   $7,439,220  $23,267,430               $822,500
   7/25/00         31  468,525,000        1 195   166,052,000        1 260   $7,459,065   $7,459,065               $822,500
   8/25/00         32  535,746,000        1 195   178,645,000        1 260   $8,019,174  $15,478,239               $822,500
   9/25/00         33  546,621,000        1 195   179,450,000        1 260   $8,573,840  $24,052,080               $904,750
  10/25/00         34  602,426,000        1 195   190,005,000        1 260   $9,051,519   $9,051,519               $904,750
  11/25/00         35  499,939,000        1 195   170,298,000        1 260   $8,866,826  $17,918,345               $904,750
  12/25/00         36  497,125,000        1 195   163,265,000        1 260   $8,165,061  $26,083,406               $987,000
   1/25/01         37  561,968,000        1 195   158,382,000        1 260   $8,282,342   $8,282,342               $987,000
   2/25/01         38  589,702,000        1 118   155,063,000        1 179   $8,479,495  $16,671,837               $987,000
   3/25/01         39  532,949,000        1 118   152,319,000        1 179   $8,122,645  $24,884,482             $1,069,250
   4/25/01         40  509,105,000        1 118   154,874,000        1 179   $7,691,854   $7,691,854             $1,069,250
   5/25/01         41  474,429,000        1 118   155,995,000        1 179   $7,367,497  $15,059,351             $1,069,250
   6/25/01         42  454,086,000        1 118   158,428,000        1 179   $7,075,805  $22,135,156             $1,151,500
   7/25/01         43  476,048,000        1 118   169,097,000        1 179   $7,094,890   $7,094,890             $1,151,500
   8/25/01         44  544,476,000        1 118   181,883,000        1 179   $7,628,273  $14,723,163             $1,151,500
   9/25/01         45  555,569,000        1 118   182,692,000        1 179   $8,156,416  $22,879,579             $1,233,750
  10/25/01         46  612,344,000        1 118   193,426,000        1 179   $8,611,203   $8,611,203             $1,233,750
  11/25/01         47  508,056,000        1 118   173,367,000        1 179   $8,435,263  $17,046,467             $1,233,750
  12/25/01         48  505,192,000        1 118   166,196,000        1 179   $7,767,024  $24,813,491             $1,316,000
   1/25/02         49  571,105,000        1 118   161,216,000        1 179   $7,878,214   $7,878,214             $1,316,000
   2/25/02         50  599,569,000        1 049   157,663,000        1 107   $8,077,360  $15,955,574             $1,316,000
   3/25/02         51  541,856,000        1 049   154,863,000        1 107   $7,751,014  $23,706,588             $1,398,250
   4/25/02         52  517,589,000        1 049   157,451,000        1 107   $7,341,975   $7,341,975             $1,398,250
   5/25/02         53  482,970,000        1 049   158,799,000        1 107   $7,036,201  $14,378,176             $1,398,250
   6/25/02         54  462,279,000        1 049   161,267,000        1 107   $6,762,126  $21,140,302             $1,480,500
   7/25/02         55  484,651,000        1 049   172,119,000        1 107   $6,781,224   $6,781,224             $1,480,500
   8/25/02         56  555,671,000        1 049   185,250,000        1 107   $7,297,517  $14,078,740             $1,480,500
   9/25/02         57  567,016,000        1 049   186,070,000        1 107   $7,810,103  $21,888,843             $1,562,750
  10/25/02         58  624,996,000        1 049   196,999,000        1 107   $8,247,155   $8,247,155             $1,562,750
  11/25/02         59  518,578,000        1 049   176,750,000        1 107   $8,079,883  $16,327,038             $1,562,750
  12/25/02         60  [ILLEGIBLE]        1 049   169,417,000        1 107   $7,441,021  $23,768,059             $1,645,000

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

                  Equity                                                    Aggregate
              Ending Account      Servicing                               End of Period
    Dates        Balance      and Trustee Fees    Interest   Principal       Balance
---------------------------------------------------------------------------------------
  12/25/97                                               $0           $0  $658,000,000
   1/25/98        $3,190,000                $0           $0           $0  $658,000,000
   2/25/98        $3,190,000                $0           $0           $0  $658,000,000
   3/25/98        $3,190,000          $442,500  $11,204,381   $3,167,828  $654,832,172
   4/25/98        $3,190,000                $0           $0           $0  $654,832,172
   5/25/98        $3,190,000                $0           $0           $0  $654,832,172
   6/25/98        $3,190,000          $440,520  $10,138,521  $18,699,490  $636,132,681
   7/25/98        $3,190,000                $0           $0           $0  $636,132,681
   8/25/98        $3,190,000                $0           $0           $0  $636,132,681
   9/25/98        $3,190,000          $428,833   $9,859,431  $20,442,921  $615,689,760
  10/25/98        $3,190,000                $0           $0           $0  $615,689,760
  11/25/98        $3,190,000                $0           $0           $0  $615,689,760
  12/25/98        $3,190,000          $416,056   $9,554,320  $23,489,760  $592,200,000
   1/25/99        $3,190,000                $0           $0           $0  $592,200,000
   2/25/99        $3,190,000                $0           $0           $0  $592,200,000
   3/25/99        $3,190,000          $401,375   $9,203,735  $19,638,521  $572,561,479
   4/25/99        $3,190,000                $0           $0           $0  $572,561,479
   5/25/99        $3,190,000                $0           $0           $0  $572,561,479
   6/25/99        $3,190,000          $389,101   $8,907,194  $13,974,960  $558,586,520
   7/25/99        $3,190,000                $0           $0           $0  $558,586,520
   8/25/99        $3,190,000                $0           $0           $0  $558,586,520
   9/25/99        $3,190,000          $380,367   $8,696,172  $14,949,504  $543,637,016
  10/25/99        $3,190,000                $0           $0           $0  $543,637,016
  11/25/99        $3,190,000                $0           $0           $0  $543,637,016
  12/25/99        $3,190,000          $371,023   $8,470,434  $17,237,016  $526,400,000
   1/25/00        $3,190,000                $0           $0           $0  $526,400,000
   2/25/00        $3,190,000                $0           $0           $0  $526,400,000
   3/25/00        $3,190,000          $360,250   $8,210,155  $16,839,254  $509,560,746
   4/25/00        $3,190,000                $0           $0           $0  $509,560,746
   5/25/00        $3,190,000                $0           $0           $0  $509,560,746
   6/25/00        $3,190,000          $349,725   $7,955,883  $14,879,573  $494,681,173
   7/25/00        $3,190,000                $0           $0           $0  $494,681,173
   8/25/00        $3,190,000                $0           $0           $0  $494,681,173
   9/25/00        $3,190,000          $340,426   $7,730,085  $15,899,319  $478,781,854
  10/25/00        $3,190,000                $0           $0           $0  $478,781,854
  11/25/00        $3,190,000                $0           $0           $0  $478,781,854
  12/25/00        $3,190,000          $330,489   $7,488,813  $18,181,854  $460,600,000
   1/25/01        $3,190,000                $0           $0           $0  $460,600,000
   2/25/01        $3,190,000                $0           $0           $0  $460,600,000
   3/25/01        $3,190,000          $319,125   $7,212,903  $17,270,202  $443,329,798
   4/25/01        $3,190,000                $0           $0           $0  $443,329,798
   5/25/01        $3,190,000                $0           $0           $0  $443,329,798
   6/25/01        $3,190,000          $308,331   $6,950,828  $14,793,748  $428,536,050
   7/25/01        $3,190,000                $0           $0           $0  $428,536,050
   8/25/01        $3,190,000                $0           $0           $0  $428,536,050
   9/25/01        $3,190,000          $299,085   $6,723,374  $15,774,870  $412,761,179
  10/25/01        $3,190,000                $0           $0           $0  $412,761,179
  11/25/01        $3,190,000                $0           $0           $0  $412,761,179
  12/25/01        $3,190,000          $289,226   $6,480,836  $17,961,179  $394,800,000
   1/25/02        $3,190,000                $0           $0           $0  $394,800,000
   2/25/02        $3,190,000                $0           $0           $0  $394,800,000
   3/25/02        $3,190,000          $278,000   $6,204,682  $17,141,653  $377,658,347
   4/25/02        $3,190,000                $0           $0           $0  $377,658,347
   5/25/02        $3,190,000                $0           $0           $0  $377,658,347
   6/25/02        $3,190,000          $267,286   $5,941,130  $14,849,639  $362,808,708
   7/25/02        $3,190,000                $0           $0           $0  $362,808,708
   8/25/02        $3,190,000                $0           $0           $0  $362,808,708
   9/25/02        $3,190,000          $258,005   $5,711,331  $15,837,257  $346,971,452
  10/25/02        $3,190,000                $0           $0           $0  $346,971,452
  11/25/02        $3,190,000                $0           $0           $0  $346,971,452
  12/25/02        $3,190,000          $248,107   $5,466,250  $17,971,452  $329,000,000

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 6 of 6

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   BOND CASH FLOWS
-----------------------------------------------------------------------------------------------------------------------------
                             RESIDENTIAL               SMALL COMMERCIAL
                         Monthly                    Monthly
                       Consumption  Bond Tariff   Consumption  Bond Tariff     Total     Collection   Overcollateralization
                        Projected      Cents       Projected      Cents       Monthly      Account        Ending Account
    Dates     Periods     Kwatt      Per Kwatt        Kwatt     Per Kwatt     Revenues     Balance            Balance
-----------------------------------------------------------------------------------------------------------------------------
   1/25/03         61  582,958,000        1 049   164,368,000        1 107   $7,547,997   $7,547,997             $1,645,000
   2/25/03         62  612,120,000        0 978   160,815,000        1 032   $7,715,711  $15,263,708             $1,645,000
   3/25/03         63  553,216,000        0 978   157,967,000        1 032   $7,376,853  $22,640,560             $1,727,250
   4/25/03         64  528,441,000        0 978   160,615,000        1 032   $6,983,198   $6,983,198             $1,727,250
   5/25/03         65  493,464,000        0 978   162,320,000        1 032   $6,694,538  $13,677,736             $1,727,250
   6/25/03         66  472,346,000        0 978   164,855,000        1 032   $6,437,390  $20,115,127             $1,809,500
   7/25/03         67  495,225,000        0 978   175,961,000        1 032   $6,456,415   $6,456,415             $1,809,500
   8/25/03         68  568,653,000        0 978   189,541,000        1 032   $6,952,321  $13,408,736             $1,809,500
   9/25/03         69  580,294,000        0 978   190,397,000        1 032   $7,445,553  $20,854,288             $1,891,750
  10/25/03         70  639,677,000        0 978   201,598,000        1 032   $7,863,496   $7,863,496             $1,891,750
  11/25/03         71  530,116,000        0 978   181,003,000        1 032   $7,702,393  $15,565,889             $1,891,750
  12/25/03         72  527,139,000        0 978   173,537,000        1 032   $7,091,023  $22,656,912             $1,974,000
   1/25/04         73  595,974,000        0 978   168,357,000        1 032   $7,192,586   $7,192,586             $1,974,000
   2/25/04         74  625,048,000        0 909   164,656,000        0 959   $7,343,374  $14,535,960             $1,974,000
   3/25/04         75  564,924,000        0 909   161,758,000        0 959   $7,010,643  $21,546,604             $2,056,250
   4/25/04         76  539,634,000        0 909   164,487,000        0 959   $6,635,296   $6,635,296             $2,056,250
   5/25/04         77  503,418,000        0 909   166,514,000        0 959   $6,360,390  $12,995,685             $2,056,250
   6/25/04         78  481,905,000        0 909   169,134,000        0 959   $6,115,794  $19,111,479             $2,138,500
   7/25/04         79  505,276,000        0 909   180,549,000        0 959   $6,134,324   $6,134,324             $2,138,500
   8/25/04         80  579,702,000        0 909   194,537,000        0 959   $6,604,003  $12,738,327             $2,138,500
   9/25/04         81  591,615,000        0 909   195,440,000        0 959   $7,070,760  $19,809,087             $2,220,750
  10/25/04         82  652,217,000        0 909   206,963,000        0 959   $7,467,681   $7,467,681             $2,220,750
  11/25/04         83  539,866,000        0 909   185,839,000        0 959   $7,312,827  $14,780,507             $2,220,750
  12/25/04         84  536,861,000        0 909   178,196,000        0 959   $6,729,867  $21,510,375             $2,303,000
   1/25/05         85  607,016,000        0 909   172,898,000        0 959   $6,825,384   $6,825,384             $2,303,000
   2/25/05         86  636,530,000        0 843   168,907,000        0 890   $6,960,391  $13,785,774             $2,303,000
   3/25/05         87  575,366,000        0 843   165,954,000        0 890   $6,636,574  $20,422,349             $2,385,250
   4/25/05         88  549,653,000        0 843   168,775,000        0 890   $6,280,954   $6,280,954             $2,385,250
   5/25/05         89  512,772,000        0 843   171,104,000        0 890   $6,022,386  $12,303,340             $2,385,250
   6/25/05         90  490,905,000        0 843   173,815,000        0 890   $5,792,869  $18,096,208             $2,467,500
   7/25/05         91  514,755,000        0 843   185,567,000        0 890   $5,811,518   $5,811,518             $2,467,500
   8/25/05         92  590,319,000        0 843   199,944,000        0 890   $6,255,821  $12,067,339             $2,467,500
   9/25/05         93  602,494,000        0 843   200,890,000        0 890   $6,696,857  $18,764,197             $2,549,750
  10/25/05         94  664,269,000        0 843   212,755,000        0 890   $7,072,763   $7,072,763             $2,549,750
  11/25/05         95  550,229,000        0 843   191,010,000        0 890   $6,927,773  $14,000,537             $2,549,750
  12/25/05         96  547,174,000        0 843   183,168,000        0 890   $6,377,359  $20,377,896             $2,632,000
   1/25/06         97  618,710,000        0 843   177,735,000        0 890   $6,467,685   $6,467,685             $2,632,000
   2/25/06         98  648,879,000        0 779   173,323,000        0 822   $6,584,024  $13,051,709             $2,632,000
   3/25/06         99  586,561,000        0 779   170,303,000        0 822   $6,264,863  $19,316,573             $2,714,250
   4/25/06        100  560,364,000        0 779   173,208,000        0 822   $5,927,793   $5,927,793             $2,714,250
   5/25/06        101  522,661,000        0 779   175,779,000        0 822   $5,684,393  $11,612,186             $2,714,250
   6/25/06        102  500,401,000        0 779   178,572,000        0 822   $5,468,794  $17,080,980             $2,796,500
   7/25/06        103  524,740,000        0 779   190,654,000        0 822   $5,487,048   $5,487,048             $2,796,500
   8/25/06        104  601,479,000        0 779   205,376,000        0 822   $5,905,525  $11,392,573             $2,796,500
   9/25/06        105  613,903,000        0 779   206,354,000        0 822   $6,320,412  $17,712,986             $2,878,750
  10/25/06        106  676,879,000        0 779   218,548,000        0 822   $6,674,872   $6,674,872             $2,878,750
  11/25/06        107  560,735,000        0 779   196,185,000        0 822   $6,538,371  $13,213,243             $2,878,750
  12/25/06        108  557,602,000        0 779   188,135,000        0 822   $6,019,150  $19,232,394             $2,961,000
   1/25/07        109  630,500,000        0 779   182,559,000        0 822   $6,103,706   $6,103,706             $2,961,000
   2/25/07        110  661,203,000        0 732   177,783,000        0 772   $6,251,459  $12,355,165             $2,961,000
   3/25/07        111  597,690,000        0 732   174,687,000        0 772   $5,993,827  $18,348,992             $3,043,250
   4/25/07        112  570,971,000        0 732   177,669,000        0 772   $5,679,174   $5,679,174             $3,043,250
   5/25/07        113  532,468,000        0 732   180,521,000        0 772   $5,447,957  $11,127,131             $3,043,250
   6/25/07        114  509,794,000        0 732   183,391,000        0 772   $5,242,497  $16,369,628             $3,125,500
   7/25/07        115  534,587,000        0 732   195,801,000        0 772   $5,260,513   $5,260,513             $3,125,500
   8/25/07        116  612,580,000        0 732   210,888,000        0 772   $5,660,956  $10,921,468             $3,125,500
   9/25/07        117  625,226,000        0 732   211,895,000        0 772   $6,057,586  $16,979,054             $3,207,750
  10/25/07        118  689,366,000        0 732   224,418,000        0 772   $6,396,851   $6,396,851             $3,207,750
  11/25/07        119  571,118,000        0 732   201,436,000        0 772   $6,266,196  $12,663,047             $3,207,750
  12/25/07        120  283,944,500        0 732    96,587,000        0 772   $4,616,459  $17,279,505             $3,290,000

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

                  Equity                                                    Aggregate
              Ending Account      Servicing                               End of Period
    Dates        Balance      and Trustee Fees    Interest   Principal       Balance
---------------------------------------------------------------------------------------
   1/25/03        $3,190,000                $0           $0           $0  $329,000,000
   2/25/03        $3,190,000                $0           $0           $0  $329,000,000
   3/25/03        $3,190,000          $236,875   $5,188,142  $17,133,294  $311,866,706
   4/25/03        $3,190,000                $0           $0           $0  $311,866,706
   5/25/03        $3,190,000                $0           $0           $0  $311,866,706
   6/25/03        $3,190,000          $226,167   $4,923,004  $14,883,706  $296,983,000
   7/25/03        $3,190,000                $0           $0           $0  $296,983,000
   8/25/03        $3,190,000                $0           $0           $0  $296,983,000
   9/25/03        $3,190,000          $216,864   $4,692,679  $15,862,492  $281,120,508
  10/25/03        $3,190,000                $0           $0           $0  $281,120,508
  11/25/03        $3,190,000                $0           $0           $0  $281,120,508
  12/25/03        $3,190,000          $206,950   $4,447,206  $17,920,508  $263,200,000
   1/25/04        $3,190,000                $0           $0           $0  $263,200,000
   2/25/04        $3,190,000                $0           $0           $0  $263,200,000
   3/25/04        $3,190,000          $195,750   $4,164,510  $17,104,093  $246,095,907
   4/25/04        $3,190,000                $0           $0           $0  $246,095,907
   5/25/04        $3,190,000                $0           $0           $0  $246,095,907
   6/25/04        $3,190,000          $185,060   $3,894,693  $14,949,476  $231,146,431
   7/25/04        $3,190,000                $0           $0           $0  $231,146,431
   8/25/04        $3,190,000                $0           $0           $0  $231,146,431
   9/25/04        $3,190,000          $175,717   $3,658,865  $15,892,255  $215,254,176
  10/25/04        $3,190,000                $0           $0           $0  $215,254,176
  11/25/04        $3,190,000                $0           $0           $0  $215,254,176
  12/25/04        $3,190,000          $165,784   $3,408,165  $17,854,176  $197,400,000
   1/25/05        $3,190,000                $0           $0           $0  $197,400,000
   2/25/05        $3,190,000                $0           $0           $0  $197,400,000
   3/25/05        $3,190,000          $154,625   $3,126,515  $17,058,958  $180,341,042
   4/25/05        $3,190,000                $0           $0           $0  $180,341,042
   5/25/05        $3,190,000                $0           $0           $0  $180,341,042
   6/25/05        $3,190,000          $143,963   $2,857,410  $15,012,585  $165,328,457
   7/25/05        $3,190,000                $0           $0           $0  $165,328,457
   8/25/05        $3,190,000                $0           $0           $0  $165,328,457
   9/25/05        $3,190,000          $134,580   $2,620,587  $15,926,779  $149,401,678
  10/25/05        $3,190,000                $0           $0           $0  $149,401,678
  11/25/05        $3,190,000                $0           $0           $0  $149,401,678
  12/25/05        $3,190,000          $124,626   $2,369,342  $17,801,678  $131,600,000
   1/25/06        $3,190,000                $0           $0           $0  $131,600,000
   2/25/06        $3,190,000                $0           $0           $0  $131,600,000
   3/25/06        $3,190,000          $113,500   $2,088,520  $17,032,302  $114,567,698
   4/25/06        $3,190,000                $0           $0           $0  $114,567,698
   5/25/06        $3,190,000                $0           $0           $0  $114,567,698
   6/25/06        $3,190,000          $102,855   $1,819,836  $15,076,039   $99,491,659
   7/25/06        $3,190,000                $0           $0           $0   $99,491,659
   8/25/06        $3,190,000                $0           $0           $0   $99,491,659
   9/25/06        $3,190,000           $93,432   $1,582,011  $15,955,288   $83,536,371
  10/25/06        $3,190,000                $0           $0           $0   $83,536,371
  11/25/06        $3,190,000                $0           $0           $0   $83,536,371
  12/25/06        $3,190,000           $83,460   $1,330,317  $17,736,371   $65,800,000
   1/25/07        $3,190,000                $0           $0           $0   $65,800,000
   2/25/07        $3,190,000                $0           $0           $0   $65,800,000
   3/25/07        $3,190,000           $72,375   $1,047,865  $17,146,502   $48,653,498
   4/25/07        $3,190,000                $0           $0           $0   $48,653,498
   5/25/07        $3,190,000                $0           $0           $0   $48,653,498
   6/25/07        $3,190,000           $61,658     $774,807  $15,450,913   $33,202,585
   7/25/07        $3,190,000                $0           $0           $0   $33,202,585
   8/25/07        $3,190,000                $0           $0           $0   $33,202,585
   9/25/07        $3,190,000           $52,002     $528,751  $16,316,052   $16,886,533
  10/25/07        $3,190,000                $0           $0           $0   $16,886,533
  11/25/07        $3,190,000                $0           $0           $0   $16,886,533
  12/25/07        $3,190,000           $41,804     $268,918  $16,886,533            $0

                                   ATTACHMENT

                                        V

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 1 of 3

          Amounts Receivable and Expected Principal Amount Amortization

      The total amount payable to the owner of the transition property, or its assignee(s), pursuant to this advice letter is a $658,000,000 principal amount, plus interest on such principal amount, plus a $3,290,000 overcollateralization amount, plus other ongoing costs, to be obtained from FTA charges calculated in accordance with D.97-09-057.

      The FTA charges shall be adjusted from time to time, at least annually, via the FTA Charge True-up Mechanism in accordance with D.97-09-057.

      The following amounts are scheduled to be paid by the Bond Trustee from FTA charges it has received. These payment amounts include principal plus interest, overcollateralization, and other ongoing costs.

Date               Monthly Receipt Amount           Quarterly Payment Amount          Outstanding Principal
----               ----------------------           ------------------------          ---------------------
12/25/97                         $0                                $0                      $658,000,000
 1/25/98                 $1,152,794                                $0                      $658,000,000
 2/25/98                 $4,938,714                                $0                      $658,000,000
 3/25/98                 $8,805,450                       $14,896,959                      $654,832,172
 4/25/98                $10,036,483                                $0                      $654,832,172
 5/25/98                 $9,825,536                                $0                      $654,832,172
 6/25/98                 $9,498,762                       $29,360,781                      $636,132,681
 7/25/98                 $9,506,818                                $0                      $636,132,681
 8/25/98                $10,256,447                                $0                      $636,132,681
 9/25/98                $11,050,171                       $30,813,435                      $615,689,760
10/25/98                $11,688,162                                $0                      $615,689,760
11/25/98                $11,433,623                                $0                      $615,689,760
12/25/98                $10,420,601                       $33,542,386                      $592,200,000
 1/25/99                $10,536,345                                $0                      $592,200,000
 2/25/99                $10,049,954                                $0                      $592,200,000
 3/25/99                 $8,739,581                       $29,325,881                      $572,561,479
 4/25/99                 $8,130,185                                $0                      $572,561,479
 5/25/99                 $7,765,944                                $0                      $572,561,479
 6/25/99                 $7,457,376                       $23,353,505                      $558,586,520
 7/25/99                 $7,475,509                                $0                      $558,586,520
 8/25/99                 $8,037,879                                $0                      $558,586,520
 9/25/99                 $8,594,905                       $24,108,292                      $543,637,016
10/25/99                 $9,073,672                                $0                      $543,637,016
11/25/99                 $8,892,724                                $0                      $543,637,016
12/25/99                 $8,194,328                       $26,160,724                      $526,400,000
 1/25/00                 $8,313,140                                $0                      $526,400,000
 2/25/00                 $8,675,941                                $0                      $526,400,000
 3/25/00                 $8,502,829                       $25,491,909                      $509,560,746
 4/25/00                 $8,082,359                                $0                      $509,560,746
 5/25/00                 $7,745,851                                $0                      $509,560,746
 6/25/00                 $7,439,220                       $23,267,431                      $494,681,173
 7/25/00                 $7,459,065                                $0                      $494,681,173
 8/25/00                 $8,019,174                                $0                      $494,681,173

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 2 of 3

          Amounts Receivable and Expected Principal Amount Amortization

 9/25/00                 $8,573,840                       $24,052,080                      $478,781,854
10/25/00                 $9,051,519                                $0                      $478,781,854
11/25/00                 $8,866,826                                $0                      $478,781,854
12/25/00                 $8,165,061                       $26,083,406                      $460,600,000
 1/25/01                 $8,282,343                                $0                      $460,600,000
 2/25/01                 $8,479,495                                $0                      $460,600,000
 3/25/01                 $8,122,645                       $24,884,480                      $443,329,798
 4/25/01                 $7,691,854                                $0                      $443,329,798
 5/25/01                 $7,367,497                                $0                      $443,329,798
 6/25/01                 $7,075,805                       $22,135,158                      $428,536,050
 7/25/01                 $7,094,890                                $0                      $428,536,050
 8/25/01                 $7,628,273                                $0                      $428,536,050
 9/25/01                 $8,156,416                       $22,879,579                      $412,761,179
10/25/01                 $8,611,203                                $0                      $412,761,179
11/25/01                 $8,435,263                                $0                      $412,761,179
12/25/01                 $7,767,024                       $24,813,491                      $394,800,000
 1/25/02                 $7,878,214                                $0                      $394,800,000
 2/25/02                 $8,077,360                                $0                      $394,800,000
 3/25/02                 $7,751,014                       $23,706,585                      $377,658,347
 4/25/02                 $7,341,975                                $0                      $377,658,347
 5/25/02                 $7,036,201                                $0                      $377,658,347
 6/25/02                 $6,762,126                       $21,140,305                      $362,808,708
 7/25/02                 $6,781,224                                $0                      $362,808,708
 8/25/02                 $7,297,517                                $0                      $362,808,708
 9/25/02                 $7,810,103                       $21,888,843                      $346,971,452
10/25/02                 $8,247,155                                $0                      $346,971,452
11/25/02                 $8,079,883                                $0                      $346,971,452
12/25/02                 $7,441,021                       $23,768,059                      $329,000,000
 1/25/03                 $7,547,997                                $0                      $329,000,000
 2/25/03                 $7,715,711                                $0                      $329,000,000
 3/25/03                 $7,376,853                       $22,640,560                      $311,866,706
 4/25/03                 $6,983,198                                $0                      $311,866,706
 5/25/03                 $6,694,538                                $0                      $311,866,706
 6/25/03                 $6,437,390                       $20,115,127                      $296,983,000
 7/25/03                 $6,456,415                                $0                      $296,983,000
 8/25/03                 $6,952,321                                $0                      $296,983,000
 9/25/03                 $7,445,553                       $20,854,285                      $281,120,508
10/25/03                 $7,863,496                                $0                      $281,120,508
11/25/03                 $7,702,393                                $0                      $281,120,508
12/25/03                 $7,091,023                       $22,656,915                      $263,200,000
 1/25/04                 $7,192,586                                $0                      $263,200,000
 2/25/04                 $7,343,374                                $0                      $263,200,000
 3/25/04                 $7,010,643                       $21,546,604                      $246,095,907
 4/25/04                 $6,635,296                                $0                      $246,095,907
 5/25/04                 $6,360,390                                $0                      $246,095,907
 6/25/04                 $6,115,794                       $19,111,479                      $231,146,431
 7/25/04                 $6,134,324                                $0                      $231,146,431
 8/25/04                 $6,604,003                                $0                      $231,146,431

                            San Diego Gas & Electric               Advice 1060-E
                                                                     Page 3 of 3

          Amounts Receivable and Expected Principal Amount Amortization

 9/25/04                 $7,070,760                       $19,809,087                      $215,254,176
10/25/04                 $7,467,681                                $0                      $215,254,176
11/25/04                 $7,312,827                                $0                      $215,254,176
12/25/04                 $6,729,867                       $21,510,375                      $197,400,000
 1/25/05                 $6,825,384                                $0                      $197,400,000
 2/25/05                 $6,960,391                                $0                      $197,400,000
 3/25/05                 $6,636,574                       $20,422,349                      $180,341,042
 4/25/05                 $6,280,954                                $0                      $180,341,042
 5/25/05                 $6,022,386                                $0                      $180,341,042
 6/25/05                 $5,792,869                       $18,096,208                      $165,328,457
 7/25/05                 $5,811,518                                $0                      $165,328,457
 8/25/05                 $6,255,821                                $0                      $165,328,457
 9/25/05                 $6,696,857                       $18,764,197                      $149,401,678
10/25/05                 $7,072,763                                $0                      $149,401,678
11/25/05                 $6,927,773                                $0                      $149,401,678
12/25/05                 $6,377,359                       $20,377,896                      $131,600,000
 1/25/06                 $6,467,685                                $0                      $131,600,000
 2/25/06                 $6,584,024                                $0                      $131,600,000
 3/25/06                 $6,264,863                       $19,316,573                      $114,567,698
 4/25/06                 $5,927,793                                $0                      $114,567,698
 5/25/06                 $5,684,393                                $0                      $114,567,698
 6/25/06                 $5,468,794                       $17,080,980                       $99,491,659
 7/25/06                 $5,487,048                                $0                       $99,491,659
 8/25/06                 $5,905,525                                $0                       $99,491,659
 9/25/06                 $6,320,412                       $17,712,981                       $83,536,371
10/25/06                 $6,674,872                                $0                       $83,536,371
11/25/06                 $6,538,371                                $0                       $83,536,371
12/25/06                 $6,019,150                       $19,232,398                       $65,800,000
 1/25/07                 $6,103,706                                $0                       $65,800,000
 2/25/07                 $6,251,459                                $0                       $65,800,000
 3/25/07                 $5,993,827                       $18,348,992                       $48,653,498
 4/25/07                 $5,679,174                                $0                       $48,653,498
 5/25/07                 $5,447,957                                $0                       $48,653,498
 6/25/07                 $5,242,497                       $16,369,628                       $33,202,585
 7/25/07                 $5,260,513                                $0                       $33,202,585
 8/25/07                 $5,660,956                                $0                       $33,202,585
 9/25/07                 $6,057,586                       $16,979,054                       $16,886,533
10/25/07                 $6,396,851                                $0                       $16,886,533
11/25/07                 $6,266,196                                $0                       $16,886,533
12/25/07                 $4,616,459                       $17,279,505                                $0

                                   ATTACHMENT

                                       VI

------------------------------------------------------------------------------------------------------------------
1.  DEBTOR (LAST NAME FIRST - IF AN INDIVIDUAL)                            1A.  SOCIAL SECURITY OR FEDERAL TAX NO
     San Diego Gas and Electric Company
------------------------------------------------------------------------------------------------------------------
1B.  MAILING ADDRESS                                   1C.  CITY, STATE                        1D.  ZIP CODE
     P.O. Box 1831                                          San Diego, CA                           92101
------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST - IF AN INDIVIDUAL)        2A.  SOCIAL SECURITY OR FEDERAL TAX NO

------------------------------------------------------------------------------------------------------------------
2B.  MAILING ADDRESS                                   2C.  CITY, STATE                        2D.  ZIP CODE

------------------------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                3A.  FEDERAL TAX NUMBER
==================================================================================================================
4.  SECURED PARTY                                                          4A.  SOCIAL SECURITY NO., FEDERAL TAX
                                                                           NO., OR BANK TRANSIT AND ABA NO.
     NAME                SDG&E Funding LLC

     MAILING ADDRESS     101 Ash Street

     CITY      San Diego           STATE     CA        ZIP CODE  92101

------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                     5A.  SOCIAL SECURITY NO., FEDERAL TAX
                                                                               NO., OR BANK TRANSIT AND ABA NO.
     NAME                Bankers Trust Company of California, N.A.,
                         as Note Trustee

     MAILING ADDRESS     300 South Grand Avenue, 42nd Floor

     CITY      Los Angeles         STATE     CA        ZIP CODE  90071
------------------------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

     See Exhibit A attached hereto.

------------------------------------------------------------------------------------------------------------------
7.  CHECK     [X]        7A.  PRODUCTS OF COLLATERAL   7B.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
    IF APPLICABLE        [ ]  ARE ALSO COVERED              INSTRUCTION 5(a) ITEM:
                                                                 [ ](1)    [ ](2)    [ ](3)    [ ](4)
------------------------------------------------------------------------------------------------------------------
8.  CHECK     [X]        [x]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SECTIONS 9105(-)(-)
    IF APPLICABLE
------------------------------------------------------------------------------------------------------------------
9.                                                          DATE: 12/9/97  C         10.  THIS SPACE FOR USE OF
                                   San Diego Gas & Electric                O              FILING OFFICER (DATE,
/s/David R. Kuzma                  Name:  David R. Kuzma                   D              TIME, FILE NUMBER
SIGNATURE OF DEBTOR(S)             Title: SVP, CEO & Treasurer             E              AND FILING OFFICER)
-------------------------------------------------------------------------
                                                                           1
     San Diego Gas & Electric
TYPE OR PRINT NAME(S) OF DEBTOR(S)                                         2
-------------------------------------------------------------------------
                                   SDG&E Funding LLC                       3
/s/Gary A. Perlmutter              Name:  Gary A. Perlmutter
SIGNATURE OF SECURED PARTY(IES)    Title: VP, Counsel & Sec.                4
-------------------------------------------------------------------------
                                                                           5
     SDG&E Funding LLC
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                                6
=========================================================================
11.  Return copy to:                                                       7

NAME                                                                       8

ADDRESS                                                                    9

CITY                                                                       0

STATE

ZIP CODE
=========================================================================
                                   FORM UCC.1-
                                   Approved by the Secretary of State
==================================================================================================================

FILING OFFICER COPY                                                ADVICE 1060-E

                                    Exhibit A

Debtor:             San Diego Gas and Electric Company

Secured Party:      SDG&E Funding LLC

Assignee:           Bankers Trust Company of California, N.A., as Note Trustee

      All right, title and interest of San Diego Gas and Electric Company in and to the Transition Property, including, to the fullest extent permitted by the Statute, all revenues, collections, claims, rights, payments, money or proceeds of or arising from the FTA Charges, pursuant to the Financing Order and the Issuance Advice Letter.

      As used herein, the following terms have the respective meanings set forth below:

      "Customers" means existing and future Residential Customers and Small
       ---------
Commercial Customers.

      "Financing Order" means the order of the California Public Utilities
       ---------------
Commission, Decision 97-09-057, issued as of September 3, 1997, which became effective on October 6, 1997.

      "FTA Charges" means charges permitted to be levied upon the Customers
       -----------
pursuant to the Financing Order.

      "Issuance Advice Letter" means Advice 1060-E, dated December 9, 1997,
       ----------------------
filed with the California Public Utilities Commission by San Diego Gas and Electric Company pursuant to the Financing Order, a copy of which (except for Attachments VI, VII and VIII is attached hereto as Exhibit B.

      "Residential Customers" means the existing and future residential
       ---------------------
consumers of electricity, as identified in the Financing Order, located in the service territory in which San Diego Gas and Electric Company provided electricity services as of December 20, 1995.

      "Small Commercial Customers" means the existing and future small
       --------------------------
commercial consumers of electricity, as identified in the Financing Order, located in the service territory in which San Diego Gas & Electric Company provided electricity services as of December 20, 1995.

      "Statute" means Chapter 854 of California Statutes of 1996 and Chapter 275
       -------
of California Statutes of 1997, as further amended from time to time.


                                        1
                                                                   ADVICE 1060-E

      "Transition Property" means the "Transition Property" contemplated by the
       -------------------
Financing Order and specifically described in the Issuance Advice Letter.

      All capitalized terms used herein and not otherwise defined herein shall have the same meanings as that certain Transition Property Purchase and Sale Agreement, dated as of December 16, 1997, by and between SDG&E Funding LLC and San Diego Gas and Electric Company, a copy of which is available for inspection at the office of Bankers Trust Company of California, N.A., as Note Trustee, at 300 South Grand Avenue, 42nd Floor, Los Angeles, California 90071.

      THE PARTIES INTEND THE TRANSFER OF THE TRANSITION PROPERTY FROM SAN DIEGO GAS AND ELECTRIC COMPANY TO SDG&E FUNDING LLC TO BE AN ABSOLUTE SALE PURSUANT TO
SECTION 844(a) OF THE CALIFORNIA PUBLIC UTILITIES CODE, AND NOT A SECURED BORROWING. THIS FINANCING STATEMENT IS FILED PURSUANT TO SECTION 844(c) OF THE CALIFORNIA PUBLIC UTILITIES CODE IN CONNECTION WITH SUCH TRANSFER AND IS NOT EVIDENCE OF ANY INTENT THAT SUCH TRANSFER BE DEEMED TO BE OR TREATED AS A SECURED BORROWING.


                                        2
                                                                   ADVICE 1060-E

                                   ATTACHMENT

                                       VII

------------------------------------------------------------------------------------------------------------------
1.  DEBTOR (LAST NAME FIRST - IF AN INDIVIDUAL)                            1A.  SOCIAL SECURITY OR FEDERAL TAX NO.
     San Diego Gas and Electric Company

------------------------------------------------------------------------------------------------------------------
1B.  MAILING ADDRESS                                   1C.  CITY, STATE                        1D.  ZIP CODE
     P.O. Box 1831                                          San Diego, CA                           92101
------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST - IF AN INDIVIDUAL)        2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

------------------------------------------------------------------------------------------------------------------
2B.  MAILING ADDRESS                                   2C.  CITY, STATE                        2D.  ZIP CODE

------------------------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                3A.  FEDERAL TAX NUMBER
==================================================================================================================
4.  SECURED PARTY                                                          4A.  SOCIAL SECURITY NO., FEDERAL TAX
                                                                           NO., OR BANK TRANSIT AND ABA NO.
     NAME                SDG&E Funding LLC

     MAILING ADDRESS     101 Ash Street

     CITY      San Diego           STATE     CA        ZIP CODE  92101
------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                     5A.  SOCIAL SECURITY NO., FEDERAL TAX
                                                                           NO., OR BANK TRANSIT AND ABA NO.
     NAME                Bankers Trust Company of California, N.A.,
                         as Note Trustee

     MAILING ADDRESS     300 South Grand Avenue, 42nd Floor

     CITY      Los Angeles         STATE     CA        ZIP CODE  90071
------------------------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

     See Exhibit A attached hereto.

------------------------------------------------------------------------------------------------------------------
7.  CHECK     [X]        7A.  PRODUCTS OF COLLATERAL   7B.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
    IF APPLICABLE        [ ]  ARE ALSO COVERED              INSTRUCTION 5(a) ITEM:
                                                                 [ ](1)    [ ](2)    [ ](3)    [ ](4)
------------------------------------------------------------------------------------------------------------------
8.  CHECK     [X]        [x]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SECTIONS 9105(-)(-)
    IF APPLICABLE
------------------------------------------------------------------------------------------------------------------
9.                                                          DATE: 12/9/97  C         10.  THIS SPACE FOR USE OF
                                   San Diego Gas & Electric                O              FILING OFFICER (DATE,
/s/David R. Kuzma                  Name:  David R. Kuzma                   D              TIME, FILE NUMBER
SIGNATURE OF DEBTOR(S)             Title: SVP, CFO & Treasurer             E              AND FILING OFFICER)
-------------------------------------------------------------------------
                                                                           1
     San Diego Gas & Electric Company
TYPE OR PRINT NAME(S) OF DEBTOR(S)                                         2
-------------------------------------------------------------------------
                                   SDG&E Funding LLC                       3
/s/Gary A. Perlmutter              Name:  Gary A. Perlmutter
SIGNATURE OF SECURED PARTY(IES)    Title: VP, Counsel & Sec.               4
-------------------------------------------------------------------------
                                                                           5
     SDG&E Funding LLC
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                                6
=========================================================================
11.  Return copy to:                                                       7

NAME                                                                       8

ADDRESS                                                                    9

CITY                                                                       0

STATE

ZIP CODE
=========================================================================
                                   FORM UCC.1-
                                   Approved by the Secretary of State
==================================================================================================================

FILING OFFICER COPY                                                ADVICE 1060-E

                                    Exhibit A


Debtor:          San Diego Gas and Electric Company

Secured Party:   SDG&E Funding LLC

Assignee:        Bankers Trust Company of California, N.A., as Note Trustee


      All right, title and interest of San Diego Gas and Electric Company in and to the Transition Property, including, to the fullest extent permitted by the Statute, all revenue, collections, claims, rights, payments, money or proceeds of or arising from the FTA Charges pursuant to the Financing Order and the Issuance Advice Letter.

      As used herein, the following terms have the respective meanings set forth below:

      "Customers" means existing and future Residential Customers and Small
       ---------
Commercial Customers.

      "Financing Order" means the order of the California Public Utilities
       ---------------
Commission, Decision 97-09-057, issued as of September 3, 1997, which became effective on October 6, 1997.

      "FTA Charges" means the charges permitted to be levied upon the Customers
       -----------
pursuant to the Financing Order.

      "Issuance Advice Letter" means Advice 1060-E, dated December 9, 1997,
       ----------------------
filed with the California Public Utilities Commission by San Diego Gas and Electric Company pursuant to the Financing Order, a copy of which (except for Attachments VI, VII and VIII) is attached hereto as Exhibit B.

      "Residential Customers" means the existing and future residential
       ---------------------
consumers of electricity, as identified in the Financing Order, located in the service territory in which San Diego Gas and Electric Company provided electricity services as of December 20, 1995.

      "Small Commercial Customers" means the existing and future small
       --------------------------
commercial consumers of electricity, as identified in the Financing Order, located in the service territory in which San Diego Gas & Electric Company provided electricity services as of December 20, 1995.

      "Statute" means Chapter 854 of California Statutes of 1996 and Chapter 275
       -------
of California Statutes of 1997, as further amended from time to time.

      "Transition Property" means the "Transition Property" contemplated by the
       -------------------
Financing Order and specifically described in the Issuance Advice Letter.

      THE PARTIES INTEND THE TRANSFER OF THE TRANSITION PROPERTY FROM SAN DIEGO GAS AND ELECTRIC COMPANY TO SDG&E FUNDING LLC TO BE AN ABSOLUTE SALE PURSUANT TO
SECTION 844(a) OF THE CALIFORNIA PUBLIC UTILITIES CODE (THE "PU CODE"), AND NOT A SECURED BORROWING. SAN DIEGO GAS AND ELECTRIC COMPANY BELIEVES THAT IT HAS NO RIGHTS IN THE TRANSITION PROPERTY TO WHICH A SECURITY INTEREST MAY ATTACHE BECAUSE IT HAS SOLD ALL RIGHTS IN THE TRANSITION PROPERTY TO SDG&E FUNDING LLC PURSUANT TO SECTION 844(a) OF THE PU CODE. THIS FILING SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED. WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT OF CONTRARY ASSERTIONS BY THIRD PARTIES, AND IS FILED PURSUANT TO SECTION 843(b) OF THE PU CODE AND DIVISION 9 OF THE CALIFORNIA COMMERCIAL CODE.

      All capitalized terms used herein and not otherwise defined herein shall have the same meanings as that certain Transition Property Purchase and Sale Agreement, dated as of December 16, 1997, by and between SDG&E Funding LLC and San Diego Gas and Electric Company, a copy of which is available for inspection at the office Bankers Trust Company of California, N.A., as Note Trustee, at 300 South Grand Avenue, 42nd Floor, Los Angeles, California 90071.

                                   ATTACHMENT

                                      VIII

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL # OF CONTACT AT FILER (optional)             B. FILING OFFICE ACCT. # (optional)

C. RETURN COPY TO:  (Name and Mailing Address)






D. OPTIONAL DESIGNATION (if applicable): |_| LESSOR/LESSEE   |_| CONSIGNOR/CONSIGNEE  |_| NON-UCC FILING

1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)
   ------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME

          SDG&E Funding LLC
   ------------------------------------------------------------------------------------------------------------------------------
OR
   ------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME      FIRST NAME         MIDDLE NAME        SUFFIX

   ------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                       CITY        STATE    COUNTRY   POSTAL CODE

    101 Ash Street, Room 111              San Diego   CA                 92101
---------------------------------------------------------------------------------------------------------------------------------
1d. S.S. or TAX I.D.#       OPTIONAL         1e. TYPE OF ENTITY     1f. ENTITY'S STATE      1g. ENTITY'S
                          ADD'NL INFO RE                            OR COUNTRY OF           ORGANIZATIONAL
                          ENTITY DEBTOR                             ORGANIZATION            I.D.#, if any

33-0762746                                                                                           |_| NONE
=================================================================================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b)
   ------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME
   ------------------------------------------------------------------------------------------------------------------------------
OR
   ------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME      FIRST NAME         MIDDLE NAME        SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                       CITY        STATE    COUNTRY   POSTAL CODE

---------------------------------------------------------------------------------------------------------------------------------
2d. S.S. or TAX I.D.#       OPTIONAL         2e. TYPE OF ENTITY     2f. ENTITY'S STATE      2g. ENTITY'S
                          ADD'NL INFO RE                            OR COUNTRY OF           ORGANIZATIONAL
                          ENTITY DEBTOR                             ORGANIZATION            I.D.#, if any

                                                                                                     |_| NONE
=================================================================================================================================
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
   ------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME

    Banker's Trust Company of California, N.A., as Trustee
   ------------------------------------------------------------------------------------------------------------------------------
OR
   ------------------------------------------------------------------------------------------------------------------------------
 3b. INDIVIDUAL'S LAST NAME      FIRST NAME         MIDDLE NAME        SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
3c MAILING ADDRESS                       CITY          STATE    COUNTRY   POSTAL CODE

   300 South Grand Avenue, 42nd Floor    Los Angeles   CA                 90071
=================================================================================================================================
4. This FOLLOWING STATEMENT covers the following types or items of property:


   See Exhibit A attached hereto.

=================================================================================================================================
5. CHECK   |_|           This FINANCING STATEMENT is signed by the Secured       7. If filed in Florida (check one)
   BOX                   Party instead of the Debtor to perfect a security
   (if applicable)       interest (a) in collateral already subject to a         |_| Documentary     |_| Documentary stamp
                         security interest in another jurisdiction when it           stamp tax paid      tax not applicable
                         was brought into this state, or when the debtor's
                         location was changed to this state or (b) in
                         accordance with other statutory provisions
                         (additional date may be required).
=================================================================================================================================
6. REQUIRED SIGNATURE(S) Name: Gary A. Perlmutter           8. |_| This FINANCING STATEMENT is to be filed (for record)
                         Title: VP, Counsel & Sec.                 (or recorded) in the REAL ESTATE RECORDS
/s/ Gary A. Perlmutter                                             Attach Addendum                       (if applicable)
---------------------------------------------------------------------------------------------------------------------------------
SDG&E Funding LLC
                                                            9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
Name: Gary A. Perlmutter                                       (ADDITIONAL FEE)
Title: VP. Counsel & Sec.                                      (optional)       ( ) All Debtors  ( ) Debtor 1 ( ) Debtor 2



(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

                                                                   ADVICE 1060-E

                                    Exhibit A

Debtor:           SDG&E Funding LLC

Secured Party:    Bankers Trust Company of California, N.A., as Trustee

      All right, title and interest of SDG&E Funding LLC in and to (a) the Transition Property transferred by San Diego Gas and Electric Company to SDG&E Funding LLC pursuant to the Sale Agreement and all proceeds thereof; (b) any Subsequent Transition Property transferred by San Diego Gas and Electric Company to SDG&E Funding LLC pursuant to each Subsequent Sale Agreement and all proceeds thereof; (c) the Sale Agreement and each Subsequent Sale Agreement; (d) the Servicing Agreement; (e) the Collection Account (including all subaccounts thereof) and all amounts or investment property on deposit therein or credited thereto from time to time; (f) all other property of whatever kind owned from time to time by SDG&E Funding LLC; and (g) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing and (h) all proceeds of the foregoing (collectively, the "Collateral; it being understood that the following do not constitute Collateral: (i) the cash contributed to SDG&E Funding LLC by San Diego Gas and Electric Company which is not held in the Capital Subaccount, including cash that has been released to SDG&E Funding LLC pursuant to Section 8.02(d) of the Indenture following retirement of a Series of Notes, (ii) net investment earnings which have been released to SDG&E Funding LLC pursuant to Section 8.02(d) of the Indenture and (iii) the Overcollateralization Amount with respect to a Series of Notes that has been released to SDG&E Funding LLC pursuant to Section 8.02(d) of the Indenture following retirement of such Series of Notes).

      As used herein, the following terms have the respective meanings set forth below:

      "Capital Subaccount" means the capital subaccount of the Collection
       ------------------
Account.

      "Collection Account" means one or more segregated trust accounts in the
       ------------------
name of Bankers Trust Company of California, N.A., as Note Trustee, for the deposit of amounts relating to the Transition Property.

      "Financing Order" means the order of the California Public Utilities
       ---------------
Commission, Decision 97-09-057, issued as of September 3, 1997, which became effective on October 6, 1997.

                                                                   ADVICE 1060-E
                                                                   PAGE 2 OF 3

      "Indenture" means the Indenture dated December 16, 1997 between SDG&E
       ---------
Funding LLC and Bankers Trust Company of California, N.A., as Note Trustee, as amended from time to time.

      "Issuance Advice Letter" means Advice 1060-E, dated December 9, 1997,
       ----------------------
filed with the California Public Utilities Commission by San Diego Gas and Electric Company pursuant to the Financing Order, a copy of which (except for Attachments VI, VII and VIII) is attached hereto as Exhibit B.

      "Overcollateralization Amount" means, with respect to any Series of Notes,
       ----------------------------
the amount specified in the related issuance advice letter.

      "Sale Agreement" means the Transition Property Purchase and Sale Agreement
       --------------
dated as of December 16, 1997 by and between SDG&E Funding LLC and San Diego Gas and Electric Company, as amended and supplemented from time to time.

      "Servicing Agreement" means the Transition Property Servicing Agreement
       -------------------
dated as of December 16, 1997 between SDG&E Funding LLC and San Diego Gas and Electric Company, as amended and supplemented from time to time.

      "Subsequent Transition Property" means any transition property (as defined
       ------------------------------
in Section 840 of the California Public Utilities Code, as amended from time to time (the "PU Code")) created under the PU Code and the Financing Order and specifically described in the related issuance advice letter and sold to SDG&E Funding LLC by San Diego Gas and Electric Company pursuant to an agreement substantially similar to the Sale Agreement (a "Subsequent Sale Agreement").

      "Transition Property" means the "Transition Property" contemplated by the
       -------------------
Financing Order and specifically described in the Issuance Advice Letter.

      All capitalized terms not defined herein shall have the same meanings as set forth in either the Indenture or the Servicing Agreement, copies of which are available for inspection at the office of Bankers Trust Company of California, N.A., as Note Trustee, at 300 South Grand Avenue, 42nd Floor, Los Angeles, California 90071.

      THIS FINANCING STATEMENT IS FILED PURSUANT TO SECTION 843(b) OF THE PU CODE AND DIVISION 9 OF THE CALIFORNIA COMMERCIAL CODE.

                                                                   ADVICE 1060-E
                                                                   PAGE 3 OF 3


                                        2